As filed with the Securities and Exchange Commission on
                          January    28, 1998
----------------------------------------------------------------
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------

                                 FORM N-1A

    ----
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   / X /

   ----

    ----
                        Pre-Effective Amendment No.
   /   /

   ----

    ----
                  Post-Effective Amendment No.    28
   / X /
                                    and
   ----

    ----
            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
   / X /
                                ACT OF 1940
   ----

    ----
                          Amendment No.    24
   / X /
                     (Check appropriate box or boxes)
   ----

                              ---------------
PUTNAM MONEY MARKET FUND                           Registration
No. 2-55091

811-2608
            (Exact name of registrant as specified in charter)


    ----
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   / X /

   ----

    ----
                        Pre-Effective Amendment No.
   /   /

   ----

    ----
                  Post-Effective Amendment No.    12
   / X /
                                    and
   ----

    ----
            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
   / X /
                                ACT OF 1940
   ----

    ----
                          Amendment No.    14
   / X /
                     (Check appropriate box or boxes)
   ----

                              ---------------
PUTNAM TAX EXEMPT MONEY MARKET FUND               Registration
No. 33-15238

811-5215
            (Exact name of registrant as specified in charter)

            One Post Office Square, Boston, Massachusetts 02109
                 (Address of principal executive offices)

            Registrants' Telephone Number, including Area Code
                              (617) 292-1000
                          ----------------------
It is proposed that this filing will become effective
                          (check appropriate box)

     ----
    /   /     immediately upon filing pursuant to paragraph (b)
    ----
     ----
    / X /     on January 30,    1998     pursuant to paragraph
(b)
    ----
     ----
    /   /     60 days after filing pursuant to paragraph (a) (1)
    ----
     ----
    /   /     on (date) pursuant to paragraph (a) (1)
    ----
     ----
    /   /     75 days after filing pursuant to paragraph (a) (2)
    ----
     ----
    /   /     on (date) pursuant to paragraph (a) (2) of Rule
    ----      485.
If appropriate, check the following box:
     ----
    /   /     this post-effective amendment designates a new
    ----      effective date for a previously filed post-
              effective amendment.

                              --------------

                      JOHN R. VERANI, Vice President
                         PUTNAM MONEY MARKET FUND
                    PUTNAM TAX EXEMPT MONEY MARKET FUND
                          One Post Office Square
                        Boston, Massachusetts 02109
                  (Name and address of agent for service)
                              ---------------
                                 Copy to:
                        JOHN W. GERSTMAYR, Esquire
                               ROPES & GRAY
                          One International Place
                        Boston, Massachusetts 02110



                         PUTNAM MONEY MARKET FUND
                    PUTNAM TAX EXEMPT MONEY MARKET FUND

                           CROSS REFERENCE SHEET
                       (as required by Rule 481(a))

Part A

N-1A Item No.                          Location

1.  Cover Page.......................  Cover page

2.  Synopsis.........................  Expenses summary

3.  Condensed Financial Information..  Financial highlights;
                                       How performance is shown

4.  General Description of
    Registrant.......................  Objectives; How the
                                       funds pursue their
                                       objectives; Organization
                                       and history

5.  Management of the Fund...........  Expenses summary; How the funds are managed;
                                       About Putnam
                                       Investments, Inc.

5A. Management's Discussion
    of Fund Performance..............  (Contained in the annual report of each
                                       Registrant)

6.  Capital Stock and Other
    Securities.......................  Cover page; Organization and history; How a fund
                                       determines net income
                                       and makes distributions
                                       to shareholders; tax
                                       information
7.  Purchase of Securities Being
    Offered..........................  How to buy shares;
                                       Distribution plans; How
                                       to sell shares; How to
                                       exchange shares; How a
                                       fund values its shares

8.  Redemption or Repurchase.........  How to buy shares; How to sell shares; How to
                                       exchange shares;
                                       Organization and history

9.  Pending Legal Proceedings........  Not applicable


Part B

N-1A Item No.                          Location

10. Cover Page.......................  Cover page

11. Table of Contents................  Cover page

12. General Information and History..  Organization and history
                                       (Part A)

13. Investment Objectives and
    Policies.........................  How the funds pursue
                                       their objectives (Part
                                       A); Investment
                                       restrictions;
                                       Miscellaneous investment
                                       practices

14. Management of the Registrant.....  Management (Trustees;
                                       Trustee fees; Officers);
                                       Additional officers

15. Control Persons and Principal
    Holders of Securities............  Management (Trustees;
                                       Officers); Charges and
                                       expenses (Share
                                       ownership)

16. Investment Advisory and Other
    Services.........................  Organization and history
                                       (Part A); Management
                                       (Trustees; Officers; The
                                       management contract;
                                       Principal underwriter;
                                       Investor servicing agent
                                       and custodian); Charges
                                       and expenses;
                                       Distribution plans;
                                       Independent accountants
                                       and financial statements

17. Brokerage Allocation.............  Management (Portfolio
                                       transactions); Charges
                                       and expenses
18. Capital Stock and Other
    Securities.......................  Organization and history
                                       (Part A); How a fund
                                       determines net income
                                       and makes distributions
                                       to shareholders; tax
                                       information (Part A);
                                       Suspension of
                                       redemptions


19. Purchase, Redemption, and Pricing
    of Securities Being Offered......  How to buy shares (Part
                                       A); How to sell shares
                                       (Part A); How to
                                       exchange shares (Part
                                       A); How to buy shares;
                                       Determination of net
                                       asset value; Suspension
                                       of redemptions

20. Tax Status.......................  How a fund determines net income and makes
                                       distributions to
                                       shareholders; tax
                                       information (Part A);
                                       Taxes

21. Underwriters.....................  Management (Principal
                                       underwriter); Charges
                                       and expenses

22. Calculation of Performance Data..  How performance is shown
                                       (Part A); Investment
                                       performance; Standard
                                       performance measures

23. Financial Statements.............  Independent accountants and financial statements


Part C

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.



    PROSPECTUS


    January 30,    1998

Putnam Money Market Fund
Class A, B and M shares
INVESTMENT STRATEGY: INCOME

Putnam Tax Exempt Money Market Fund
INVESTMENT STRATEGY: TAX-ADVANTAGED

This prospectus explains concisely what you should know before investing in Putnam Money Market Fund (the "Money Market Fund") or Putnam Tax Exempt Money Market Fund (the "Tax Exempt Money Market Fund") (collectively, the "funds"). Please read it carefully and keep it for future reference. You can find more
detailed information in the January 30,    1998     statement of
additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-225-1581. The SAI has been filed with
the Securities and Exchange Commission    (the "Commission")
and is incorporated into this prospectus by reference.    The
Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with the Commission.

An investment in a fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that a fund will be able to maintain a stable net asset value of $1.00 per share.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                          BOSTON * LONDON * TOKYO

ABOUT THE FUNDS



Expenses summary

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
This section describes the sales charges, management fees, and annual operating expenses that apply to various classes of a fund's shares.  Use it to help you estimate the impact of
transaction costs    and recurring expenses     on your
investment over time.

Financial highlights

 .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Study    these tables     to see, among other things, how a fund
performed each year for the past 10 years or since it began investment operations if it has been in operation for less than 10 years.

Objectives

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Read this section to make sure a fund's objective is consistent with your own.

How the funds pursue their objectives

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
This section explains in detail how a fund seeks its investment objective.

How performance is shown

 .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
This section describes and defines the measures used to assess fund performance. All data are based on past investment results and do not predict future performance.

How the funds are managed

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Consult this section for information about a fund's management,
allocation of its expenses, and how    it     purchases and
   sells     securities        .

Organization and history

 .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
In this section, you will learn when a fund was introduced, how it is organized, how it may offer shares, and who its Trustees are.

ABOUT YOUR INVESTMENT

How to buy shares

 .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of accounts.

Distribution plans

 .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
This section tells you what distribution fees are charged against each class of shares.

How to sell shares

 .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
In this section you can learn how to sell fund shares, either directly to a fund, by check or through an investment dealer.

How to exchange shares

 .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Find out in this section how you may exchange fund shares for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

How a fund values its shares

 .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
This section explains how a fund determines the value of its shares.

How a fund determines net income and makes distributions to shareholders; tax information

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
This section describes how a fund determines dividends and the various options you have in choosing how to receive fund dividends. It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.


ABOUT PUTNAM INVESTMENTS, INC.

 .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Read this section to learn more about the companies that provide marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

About the funds

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following tables summarize your maximum transaction costs from investing in a fund and expenses based on the most recent fiscal year. The examples show the cumulative expenses
attributable to a hypothetical $1,000 investment         over
specified periods.

Money Market Fund

Class A                 Class B       Class M
 shares                 shares        shares
Shareholder transaction
expenses

Maximum sales charge
imposed on purchases
(as a percentage of
offering price)          NONE          NONE           NONE

Deferred sales charge            5.0% in the first
 (as a percentage                 year, declining
 of the lower of                  to 1.0% in the
 original purchase                sixth year, and
 price or redemption                eliminated
 proceeds)               NONE*     thereafter         NONE


Tax Exempt Money Market Fund

Shareholder transaction
expenses

Maximum sales charge
imposed on purchases
(as a percentage of
offering price)               NONE

Deferred sales charge
 (as a percentage
 of the lower of
 original purchase
 price or redemption
 proceeds)                    NONE*

Annual fund operating expenses
(as a percentage of average net assets)

                                      Total fund
Management            12b-1     Other  operating
  fees                fees    expenses expenses
----------            -----   -------------------
Money Market Fund
Class A             0.32%        NONE     0.25%     0.57%
Class B             0.32%       0.50%     0.25%     1.07%
Class M             0.32%       0.15%     0.25%     0.72%

Tax Exempt Money
Market Fund             0.45%    NONE     0.35%     0.80%

The table is provided to help you understand the expenses of investing and your share of fund operating expenses. The expenses shown in the table do not reflect the application of credits that reduce fund expenses.

Examples

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

                              1        3       5        10
                            year     years    years    years
Money Market Fund

  Class A                      $6    $18      $32     $71
  Class B                   $61         $64   $79     $116*    *
  Class B (no redemption)   $11         $34   $59     $116**
  Class M                      $7    $23      $40     $89

Tax Exempt Money Market Fund            $8    $26     $44
$99

The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* A deferred sales charge of up to 1.00% may be assessed on certain shares (class A shares in the case of the Money Market Fund) that were purchased by exchange of shares of another Putnam fund which were purchased without an initial sales charge. See "How to buy shares."

**              Reflects conversion of class B shares of the
Money Market
                Fund to class A shares of the Money Market Fund
(which pay
                lower ongoing expenses) approximately eight years
after
                purchase.  See    "Alternative sales
arrangements.    "

FINANCIAL HIGHLIGHTS

The following tables present per share financial information for each of the funds. This information has been audited and reported on by the independent accountants. The "Report of independent accountants" and financial statements included in
each fund's annual report to shareholders for the    1997
fiscal year are incorporated by reference into this prospectus. Each fund's annual report, which contain additional unaudited performance information, is available without charge upon request.

Financial    Highlights (for a share outstanding throughout the
period)
Putnam Money Market Fund
Class A


                                                     For the
eleven
                                                       months
ended
                            Year ended September 30,  September
30,                        Year ended October 31,
                            1997       1996       1995
1994        1993       1992       1991


Investment operations
Net investment income     $.0505     $.0507     $.0521
$.0299      $.0246     $.0353     $.0598
Net realized gain             --         --         --
--          --         --      .0001
on investments
Total from investment
operations                 .0505      .0507      .0521
 .0299       .0246      .0353      .0599
Total distributions:     (.0505)    (.0507)    (.0521)
(.0299)     (.0246)    (.0353)    (.0599)
Total investment return
at net asset value (%)(a)   5.17       5.19       5.33
3.03*        2.49       3.58       6.16
Net assets, end of
period(in thousands)  $2,134,223 $1,659,288 $1,189,640
$1,101,171    $586,920   $839,185   $684,987
Ratio of expenses to
average net assets (%)(b)    .57        .57        .62
 .58*         .70        .86        .77
Ratio of net investment
income to average net
assets (%)                  5.06       5.00       5.23
3.03*        2.48       3.56       6.04

                                             Year ended October
31,
                            1990       1989       1988

Investment operations
Net investment income     $.0764     $.0853     $.0655
Net realized gain
on investments                --         --         --

Total from investment
operations                 .0764      .0853      .0655
Total distributions:     (.0764)    (.0853)    (.0655)

Total investment return
at net asset value (%)(a)   7.92       8.87       6.75
Net assets, end of
period(in thousands)    $904,186   $797,395   $659,590
Ratio of expenses to
average net assets (%)(b)    .74        .85        .91
Ratio of net investment
income to average net
assets (%)                  7.63       8.51       6.67



  *      Not annualized.
  (a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
  (b) The ratio of expenses to average net assets for periods ended on or after September 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

/TABLE

Financial Highlights (for a share outstanding throughout the period)
Putnam Money Market Fund
Class B

                            For the

            period April

  For the                 27, 1992+
                                                    eleven months
Year ended          to
                                                            ended
  October     October
                          Year ended September 30,  September 30,
      31,         31,
                         1997       1996       1995          1994
     1993        1992


Investment operations
Net investment income  $.0455     $.0457     $.0469        $.0251
   $.0195      $.0151
Total from investment
operations              .0455      .0457      .0469         .0251
    .0195       .0151
Total distributions: $(.0455)   $(.0457)   $(.0469)      $(.0251)
 $(.0195)    $(.0151)
Total investment return
at net asset
value (%)(a)             4.65       4.67       4.80         2.54*
     1.98       1.52*
Net assets, end of
period
(in thousands)       $410,885   $438,316   $256,533      $194,187
  $22,777       $2,864
Ratio of expenses to
average net
assets (%)(b)            1.07       1.07       1.12         1.03*
     1.20       .70*
Ratio of net investment
income to average
net assets (%)           4.57       4.51       4.75         2.77*
     1.98       1.50*

/TABLE

Financial Highlights (for a share outstanding throughout the period)
Putnam Money Market Fund
Class M

      For the period

         December 8,

               1994+

Year ended September 30,     to September 30,
                                             1997
1996              1995

Investment operations
Net investment income                      $.0490
$.0490            $.0434
Total from investment                       .0490
 .0490             .0434
operations
Total distributions:                     $(.0490)
$(.0490)          $(.0434)
Total investment return                      5.01
5.02             4.43*
at net asset value (%)(a)
Net assets, end of period                 $58,502
$29,075            $8,440
(in thousands)
Ratio of expenses to                          .72
 .72              .67*
average net assets (%)(b)
Ratio of net investment                      4.92
4.82             4.29*
income to average net assets (%)

/TABLE

Financial highlights (For a share outstanding throughout the period)
Putnam Tax Exempt Money Market Fund


              Year ended September 30
                                                           1997
     1996        1995       1994      1993      1992
Investment operations
Net investment income                                    $.0304
   $.0298      $.0312     $.0191    $.0184 $.0297(c)
Net realized gain (loss) on investments                      --
       --          --         --       --
Total from investment operations                          .0304
    .0298       .0312      .0191     .0184     .0297
Total distributions                                    $(.0304)
 $(.0298)    $(.0312)   $(.0191)  $(.0184)  $(.0297)
Total investment return at net asset value (%) (b)         3.09
     3.02        3.16       1.93      1.85      3.02
Net assets, end of period (in thousands)               $105,442
 $100,814     $73,066    $98,397   $81,076   $81,820
Ratio of expenses to average net assets (%)(a)              .80
      .90         .81        .71       .99    .87(c)
Ratio of net investment income to average net assets (%)   3.02
     2.86        3.10       1.97      1.85   2.99(c)


                            For the period

                         October 26, 1987+
                                                 Year ended
September            30           to September 30
     1991
1990          1989         1988
Investment operations
Net investment income
$.0462(c)     $.0548(c)    $.0578(c)    $.0424(c)
Net realized gain (loss) on investments
(.0001)            --           --        .0002
Total from investment operations
 .0461         .0548        .0578        .0426
Total distributions:
$(.0461)      $(.0548)     $(.0578)     $(.0426)
Total investment return at net asset value (%) (b)
4.74          5.61         5.92        4.35*
Net assets, end of period (in thousands)
$100,077      $111,705      $98,867      $83,336
Ratio of expenses to average net assets (%)(a)
 .79(c)        .68(c)       .69(c)      .58(c)*
Ratio of net investment income to average net assets (%)
4.62(c)       5.45(c)      5.79(c)     4.29(c)*

+        Commencement of operations.
*        Not annualized.
(a)      Total investment return assumes dividend reinvestment
         and does not reflect the effect of sales charges.
(b)      The ratio of expenses to average net assets for periods
         ended on or after September 30, 1995 includes amounts
         paid through expense offset arrangements.  Prior period
         ratios exclude these amounts.
(c)      Reflects an expense limitation, and, during the period
         ended September 30, 1988, a waiver of a portion of
         distribution fees, in effect during the period. As a
         result of such limitation and waiver, expenses of the
         fund for the years ended September 30, 1992, 1991,
         1990, 1989 and the period ended September 30, 1988
         reflect per share reductions of approximately $0.0029,
         $0.0030, $0.0034, $0.0035 and $0.0047, respectively.

OBJECTIVES

Putnam Money Market Fund seeks as high a rate of current income as Putnam Investment Management, Inc. ("Putnam Management"), believes is consistent with preservation of capital and maintenance of liquidity. It is designed for investors seeking current income with stability of principal.

Putnam Tax Exempt Money Market Fund seeks as high a level of current income exempt from federal income tax as Putnam
Management believes is consistent with preservation of capital, maintenance of liquidity and stability of principal.

Neither fund is intended to be a complete investment program, and there is no assurance that either fund will achieve its objective.

HOW THE FUNDS PURSUE THEIR OBJECTIVES

Putnam Money Market Fund

Basic investment strategy

The Money Market Fund invests in a portfolio of high-quality money market instruments. Examples of these instruments include:

    o bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

    o bankers' acceptances: negotiable drafts or bills of exchange, which have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

    o prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

    o corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

    o municipal obligations: high-grade, short-term municipal obligations.

    o U.S. government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

    o repurchase agreements: with respect to U.S. Treasury or U.S. government agency obligations.

The Money Market Fund will invest only in high-quality securities that Putnam Management believes present minimal credit risk. High-quality securities are securities rated at the time of acquisition in one of the two highest categories by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by Putnam Management. The Money Market Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Money Market Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Money Market Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Selection of investments

The Money Market Fund may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and this prospectus supplemented.


Securities issued or guaranteed as to principal and interest by the U.S. government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

Considerations of liquidity and preservation of capital mean that the Money Market Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the Money Market Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Money Market Fund will also invest to take advantage of what Putnam Management believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Money Market Fund, may result in frequent changes in the Money Market Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Money Market Fund does not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities. See "Management -- Portfolio Transactions -- Brokerage and research services" in the SAI for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

Foreign investments. The Money Market Fund may invest without limit in U.S. dollar-denominated commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These investments subject the Money Market Fund to investment risks different from those associated with domestic investments. Such risks include the possibility of adverse political and economic developments in such countries, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits or the adoption of other governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Legal remedies available to investors in certain foreign countries may be limited. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Money Market Fund's assets held abroad) and expenses not present in the settlement of domestic investments. In addition, foreign securities may be less liquid than U.S. securities, and foreign accounting and disclosure standards may differ from United States standards. Special tax considerations apply to foreign securities.

A more detailed explanation of foreign investments, and the risks and special tax considerations associated with them, is included in the SAI.

Interest rates. The value of the securities in the Money Market Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Money Market Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

Concentration. The Money Market Fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of Putnam Management, the yield, marketability and availability of investments meeting the Money Market Fund's quality standards in those industries justify any additional risks associated with the concentration of the Money Market Fund's assets in those industries. The Money Market Fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to Putnam Management's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by the Money Market Fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the Money Market Fund.

Securities lending. The Money Market Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers. These transactions must be fully collateralized at all times with cash and short-term debt obligations. These transactions involve some risk to the Money Market Fund if the other party should default on its obligation and the Money Market Fund is delayed or prevented from recovering the collateral. The Money Market Fund may also enter into repurchase agreements. See "Other investment practices--repurchase agreements" below.

Putnam Tax Exempt Money Market Fund

Basic investment strategy

The Tax Exempt Money Market Fund follows the fundamental policy that at least 80% of its net assets normally will be invested in short-term tax-exempt securities (which are described below). Subject to this limitation, the fund may also invest in high-quality taxable money market instruments of the type described under "Alternative investment strategies" below.

   Under current law, to the extent distributions are derived from interest on tax-exempt securities, they are exempt from federal income taxes.

The Tax Exempt Money Market Fund will invest in only the following tax-exempt securities: (i) municipal notes; (ii) municipal bonds; (iii) municipal securities backed by the U.S. government; (iv) short-term discount notes (tax-exempt commercial paper); (v) participation interests in any of the foregoing; and
(vi) unrated securities or other tax-exempt instruments which become available in the future if Putnam Management determines they meet the quality standards discussed below. In connection with the purchase of tax-exempt securities, the Tax Exempt Money Market Fund may acquire stand-by commitments, which give the Tax Exempt Money Market Fund the right to resell the security to the dealer at a specified price. Stand-by commitments may provide additional liquidity for the Tax Exempt Money Market Fund but are subject to the risk that the dealer may fail to meet its obligations. The Tax Exempt Money Market Fund does not generally expect to pay additional consideration for stand-by commitments or to assign any value to them.

The Tax Exempt Money Market Fund will invest only in high-quality tax-exempt securities and other money market instruments that Putnam Management believes present minimal credit risk. High-quality securities are securities rated in one of the two highest categories by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by Putnam Management. The Tax Exempt Money Market Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Tax Exempt Money Market Fund may invest in variable or floating-rate tax-exempt securities that bear interest at rates subject to periodic adjustment or that provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Tax Exempt Money Market Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share, although there is no assurance that these policies will be successful.

Considerations of liquidity and preservation of capital mean that the Tax Exempt Money Market Fund may not necessarily invest in tax-exempt securities paying the highest available yield at a particular time. Consistent with its investment objective, the Tax Exempt Money Market Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Tax Exempt Money Market Fund will also invest to take advantage of what Putnam Management believes to be temporary disparities in yields of different segments of the market for tax-exempt securities or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Tax Exempt Money Market Fund, may result in frequent changes in the Tax Exempt Money Market Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Tax Exempt Money Market Fund does not usually pay brokerage commissions in connection with the purchase of portfolio securities. See "Management - Portfolio transactions - Brokerage and research services" in the SAI for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

Alternative investment strategies

At times Putnam Management may judge that conditions in the markets for tax-exempt securities make pursuing the Tax Exempt Money Market Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies.

In implementing these defensive strategies, the Tax Exempt Money Market Fund may invest in high-quality taxable money market instruments, including bank certificates of deposit, bankers' acceptances, prime commercial paper, high-grade, short-term corporate obligations, short-term U.S. government securities or repurchase agreements, or any other securities that Putnam Management considers consistent with such defensive strategies. The interest or other income from these instruments would be subject to federal income tax.

It is impossible to predict when, or for how long, these alternative strategies will be used by the Tax Exempt Money
Market Fund.

Tax-exempt securities

Tax-exempt securities include obligations issued by a state
   (including the District of Columbia)    , a territory or a
U.S. possession, or any of their agencies, instrumentalities or
other governmental units, the interest    on      which is, in
the opinion of bond counsel, exempt from federal income tax.

These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts.

They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, or to fund short-term cash requirements. They may also include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities.

Short-term tax-exempt securities may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

The two principal classifications of tax-exempt securities are general obligation and special obligation (or special revenue obligation) securities.

General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

Special obligation (or special revenue obligation) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases special obligation securities, whose credit quality is tied to the private user of the facilities.

Interest rates.

    The value of the securities in the Tax Exempt Money Market Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Tax Exempt Money Market Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

Concentration   policies

    The Tax Exempt Money Market Fund will not invest more than 25% of its total assets in any one industry. Governmental issuers of tax-exempt securities are not considered part of any "industry." However, for this purpose (and for diversification purposes discussed above) tax-exempt securities backed only by
the assets and revenues of    privately owned or operated
facilities     may be deemed to be issued by such    private
owners or operators    .  Thus, the 25% limitation would apply to
these obligations.

It is possible that the Tax Exempt Money Market Fund may invest more than 25% of its assets in a broader segment of the market for tax-exempt securities, such as revenue obligations of hospitals and other health care facilities, housing revenue obligations, or airport revenue obligations. This would be the case only if Putnam Management determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration.

Although these obligations could be supported by the credit of governmental issuers or by the credit of nongovernmental issuers engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such issuers may have a general adverse effect on all tax-exempt securities in a particular market segment. (Examples of such developments include proposed legislation or pending court decisions affecting the financing of such projects and market
factors affecting the demand for    the     services or
   products of a particular market segment.)

The Tax Exempt Money Market Fund reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities. The Tax Exempt Money Market Fund also reserves the right to invest more than 25% of its assets in securities relating to one or more states (including the District of Columbia), territories, or U.S. possessions, or any of their political subdivisions. As a result of such an investment, the performance of the Tax Exempt Money Market Fund may be especially affected by factors pertaining to the economy of the relevant governmental issuer and other factors specifically affecting the ability of issuers of such securities to meet their obligations. The ability of governmental issuers to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political, and demographic conditions within the particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state, and local aid to issuers of such securities may also affect their ability to meet their obligations. Payments of principal and interest on special obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the particular state, territory or possession. Any reduction in the actual or perceived ability of an issuer of tax-exempt securities in a particular state, territory or possession to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of tax-exempt securities issued by others in that state, territory or possession as well.

Alternative minimum tax.

    In determining compliance with the Tax Exempt Money Market Fund's 80% test described above, it is a fundamental policy of the fund to exclude from tax-exempt securities any securities the interest from which may be subject to the federal alternative minimum tax for individuals. All tax-exempt interest dividends will, however, be included in determining the federal alternative minimum taxable income of corporations.

   Both Funds

Other investment practices

The funds may also engage in the following investment practices
       , each of which may result in taxable income or capital gains and involves certain special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Repurchase agreements. Each fund may enter into repurchase agreements, although the Tax Exempt Money Market Fund may only enter into repurchase agreements on up to 25% of its assets. Under a repurchase agreement, a fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. The Money Market Fund will enter into repurchase agreements only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and only if the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Although Putnam Management will monitor repurchase agreement transactions to ensure that they will be fully collateralized at all times, a fund bears a risk of loss if the other party defaults on its obligation and the fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that a fund may be treated as an unsecured creditor and required to return the underlying collateral to the other party's estate.

Forward commitments. The Tax Exempt Money Market Fund may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the fund if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.


Insurance

Each         fund, along with three other Putnam money market
funds, has purchased liability insurance, which, among other things, will insure a fund against a decrease in the value of a security held by it due to the issuer's default or bankruptcy. Most securities and instruments in which the funds invest, other than U.S. government securities, are covered by this insurance. Although the insurance, which is subject to certain conditions, may provide a fund with some protection in the event of a decrease in value of certain of its portfolio securities, the policy does not insure or guarantee that a fund will maintain a stable net asset value of $1.00 per share.

The maximum amount of total coverage under the policy is $30 million, subject to a deductible in respect of each loss equal to the lesser of $1 million or 0.30% of a fund's net assets. As of
   September 30    , 1997, the Money Market Fund's net assets
totaled    $2,603,610,091     and the Tax Exempt Money Market
Fund's net assets totaled    $105,442,136      Each of the funds
that has purchased the insurance has access to the full amount of insurance under the policy, subject to the deductible. Accordingly, depending upon the circumstances, a fund may not be entitled to recover under the policy, even though it has experienced a loss that would otherwise be insurable. The cost
to a fund of purchasing the insurance is         reflected in the
expense information shown in the prospectus under the heading
"Expenses summary."  The policy may be    canceled     under
certain conditions and may not be renewed upon its expiration.

Limiting investment risk

Specific investment restrictions help to limit investment risks for the funds' shareholders. These restrictions prohibit a fund
       , with respect to 75% of its total assets,     from
acquiring     more than 10% of the voting securities of any one
issuer.*  They also prohibit    each     fund from investing more
than:

(a) (with respect to 75% of its total assets) 5% of its total assets in securities of any one issuer (other than the U.S.
government);*    or

(b) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

The funds have not invested more than 10% of their net assets in the types of securities listed in item (b) and have no current intention of doing so.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and other fundamental investment policies. Except as otherwise noted in the SAI, all percentage limitations described in this prospectus and the SAI will apply at the time an investment is made, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as
a result of such investment.      Except for investment policies
designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change a fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

Fund advertisements may, from time to time, include performance information. "Yield" represents an annualization of the change in value of a shareholder account (excluding any capital changes) for a specific seven-day period. "Effective yield" compounds a fund's yield for a year and is, for that reason, greater than the fund's yield. Yield and effective yield are computed separately for each class of shares of the Money Market Fund. The yield and effective yield calculations for the Money Market Fund's class B shares do not reflect deduction of any contingent deferred sales charge. "Tax-equivalent" yield for the Tax Exempt Money Market Fund shows the effect on performance of the tax-exempt status of distributions received from the Tax Exempt Money Market Fund. It reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to the Tax Exempt Money Market Fund's yield or effective yield.

   "Total Return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price (in the case of class A and class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and, in the case of the
Money Market Fund,    the     class of shares the investor
purchases. Investment performance also often reflects the risks associated with a fund's investment objective and policies. These factors should be considered when comparing a fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes. See the SAI.

HOW THE FUNDS ARE MANAGED

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages each fund's other affairs and business.

Each fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

Each fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and in the case of the Money Market Fund, payments under its distribution plans (which are in turn allocated to the relevant class of shares). Each fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees of each fund.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund
shares (and, if permitted by law,    shares     of the other
Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund are Massachusetts business trusts organized on November 25, 1975 and December 3, 1986, respectively. A copy of the Agreements and Declarations of Trust, which are governed by Massachusetts law, are on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to September 1, 1994, Putnam Money Market Fund was known as Putnam Daily Dividend Trust.

Each fund is an open-end, diversified management investment
company with an unlimited number of authorized shares of
beneficial interest.    The     Trustees of the Tax Exempt Money
Market Fund may, without shareholder approval, create two or more series of shares representing separate investment
portfolios       .

Shares of the Money Market Fund and shares of any such series of the Tax Exempt Money Market Fund may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Money Market Fund's shares are currently divided into three classes. Only class A, B and M shares are offered by this prospectus. The Tax Exempt Money Market Fund's shares are not currently divided into classes.
Each fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share         has one vote, with fractional shares voting
proportionally. Shares of all classes of the Money Market Fund will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net
assets of that fund.    Each     fund may suspend the sale of
shares at any time and may refuse any order to purchase shares. Although neither fund is required to hold annual meetings of its
shareholders, shareholders         holding at least 10% of the
outstanding shares         entitled to vote have the right to
call a meeting to elect or remove Trustees, or to take other actions as provided in its Agreement and Declaration of Trust.

Although each fund is offering only its own shares in this prospectus, it is possible that a fund might become liable for any misstatement in the prospectus about another fund. The Trustees of each fund have considered this factor in approving the use of a single prospectus.

If you own fewer shares than the minimum set by the Trustees (presently 500 shares for each fund), a fund may choose to redeem your shares. You will receive at least 30 days' written notice before a fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. A fund may also redeem shares if you own shares above a maximum amount set
by the Trustees.  There is presently no maximum        , but
   the     Trustees may    ,     at any time,    establish
one,     which could apply to both present and future
shareholders.

The funds' Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Chairman and Managing Director, First Reserve Corporation; Ronald J. Jackson, Former Chairman, President and Chief Executive Officer
of Fisher-Price, Inc.       , Trustee of Salem Hospital and the
Peabody Essex Museum;    Paul L. Joskow,* Professor of Economics
and Management, Massachusetts Institute of Technology, Director, New England Electric Systems, State Farm Indemnity Company and
Whitehead Institute for Biomedical Research;     Elizabeth T.
Kennan, President Emeritus and Professor, Mount Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh &
McLennan Companies, Inc.   ; John H. Mullin, III, Chairman and
CEO of Ridgeway Farm, Director of ACX Technologies, Inc., Alex. Brown Realty, Inc., The Liberty Corporation, and The Ryland
Group, Inc.    ; Robert E. Patterson, Executive Vice President
and Director of Acquisitions, Cabot Partners Limited Partnership; Donald S. Perkins,* Director of various corporations, including Cummins Engine Company, Lucent Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; George Putnam, III,* President, New Generation Research, Inc.; A.J.C. Smith,* Chairman
and Chief Executive Officer, Marsh & McLennan Companies, Inc.   ;
W. Thomas Stephens, President and Chief Executive Officer of MacMillan Bloedel Ltd., Director of Mail-Well, Inc., Quest Communications, The Eagle Picher Trust and New Century
Energies    ; and W. Nicholas Thorndike, Director of various
corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of a fund, Putnam Management or Putnam Mutual Funds.

About Your Investment

HOW TO BUY SHARES

Shares of the Tax Exempt Money Market Fund and class A and M shares of the Money Market Fund. The Tax Exempt Money Market Fund continuously offers its shares, and the Money Market Fund continuously offers its class A and class M shares, at a price of $1.00 per share, without a front-end or contingent deferred sales charge ("CDSC"), except that a CDSC of up to 1% may be assessed on certain shares of the Tax Exempt Money Market Fund and class A shares of the Money Market Fund that were purchased by exchange of shares of another Putnam fund which were purchased without an initial sales charge.

You can open a fund account for $1,000 or more and make additional investments at any time with as little as $100. You can buy the Tax Exempt Money Market Fund's shares and the Money Market Fund's class A and class M shares three ways - by mail, by wire, or through most investment dealers. A CDSC of 1.00% or 0.50%, respectively, will be imposed on redemptions of shares of the Tax Exempt Money Market Fund and class A shares of the Money Market Fund that were purchased by exchange of shares of another Putnam fund which were purchased without an initial sales charge as part of a purchase of $1 million or more, if such redemption occurs within the first or second year after the initial purchase. The CDSC will be computed based on the lower of the shares' cost and current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

Class B shares (the Money Market Fund). Class B shares of the Money Market Fund may only be purchased (i) by investors opening Dollar Cost Averaging accounts pursuant to which all of the amount invested will be reinvested in other Putnam funds within 24 months of the initial purchase and (ii) by exchange of class B shares of another Putnam fund. Class B shares of the Money Market Fund are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase. For class B shares purchased by investors opening Dollar Cost Averaging Accounts, the CDSC will be computed using the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions, and (ii) shares otherwise exempt
from the CDSC, as described         below.  For other shares, the
amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

   In determining whether a CDSC is payable on any redemption, Money Market Fund shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to exchange shares." Putnam Mutual Funds receives the entire amount of any CDSC you pay. Orders for class B shares for $250,000 or more will be treated as orders for class A shares or declined. Class B shares of the Money Market Fund will automatically convert into class A shares approximately eight years after purchase. For more information about the conversion of class B shares, see the SAI. This discussion includes information about how shares acquired through reinvestment of distributions are treated for conversion purposes. This discussion also notes certain circumstances under which a conversion may not occur.

The Money Market Fund may sell class B shares at net asset value without being subject to a CDSC to current and retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam Mutual Funds, and investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

In addition, the Money Market Fund may sell class B shares at net asset value without a CDSC in connection with the acquisition by the fund of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing shares at reduced sales charges.

Year     1       2        3       4        5       6     7+
-------------------------------------------------------------
Charge  5%      4%       3%      3%       2%      1%     0%

   Putnam Mutual Funds pays a sales commission equal to 4.00% of the amount invested to dealers who sell class B shares of the
Money Market Fund    .  These commissions are not paid on
exchanges from other Putnam funds or on sales to investors exempt from the CDSC.

General

Unlike class A shares of the Money Market Fund, class B and class M shares of the Money Market Fund are subject to an ongoing distribution fee which will cause such shares to have a higher expense ratio and to pay lower dividends than class A shares.
See "Expenses summary." Not all investment dealers sell all classes of shares. Investment dealers may receive different compensation depending upon which class of shares they sell. See "Distribution Plans." For more information, consult your investment dealer or Putnam Investor Services.

Because the funds seek to be fully invested at all times, investments must be in Same Day Funds to be accepted. Same Day Funds are funds credited to the account of the relevant fund's designated bank by the Federal Reserve Bank of Boston. When payment in Same Day Funds is available to a fund prior to the close of regular trading on the New York Stock Exchange, that fund will accept the order to purchase shares that day.

If you are considering redeeming or         transferring shares
to another person shortly after purchase, you should pay for those shares with wired Same Day Funds or a certified check to
avoid any delay in redemption        or transfer.  Otherwise,
payment may be delayed until the purchase price of those shares has been collected or, if you exchange your shares or redeem them by check or telephone, until 15 calendar days after the purchase date.

After you make your initial investment in a fund, Putnam Investor Services will establish an Investing Account for you on that fund's records. This account is a complete record of all transactions between you and the fund, which at all times shows the balance of shares you own. The funds will not issue share certificates.



Buying shares by mail. Complete the order form and send it to Putnam Investor Services with your check, Federal Reserve Draft or other negotiable bank draft drawn on a U.S. bank and payable in U.S. dollars to the order of the fund in which you are investing. If you pay by check or draft, the fund's designated bank will make Same Day Funds available to the fund, and the fund will accept the order, on the first business day after receipt of your check or draft. If you pay by Federal Reserve Draft, the funds will accept the order the day it is received provided it is received before the close of regular trading on the New York Stock Exchange.

Buying shares by wire. You may invest in a fund by bank wire transfer of Same Day Funds to that fund's designated bank. For wiring instructions, see the order form. Investments in Tax
Qualified Retirement Plans cannot be made by wire.

Any commercial bank can transfer Same Day Funds by wire. Wired funds received by a fund's designated bank by 3:00 p.m. Boston time are normally accepted for investment on the day received. To be sure that a bank wire order is accepted on the same day it is sent, your bank should wire funds as early in the day as possible. Your bank may charge for sending Same Day Funds on your behalf. The funds' designated bank presently does not charge you for receipt of wired Same Day Funds, but reserves the right to charge for this service.

Buying shares through investment dealers. You may, if you wish, purchase shares through investment dealers, which may charge a fee for their services. Most investment dealers have a sales agreement with Putnam Mutual Funds and will be glad to accept your order. If you do not have a dealer, Putnam Mutual Funds can refer you to one. Investment dealers must follow the instructions in the order form.

DISTRIBUTION PLANS

Putnam Money Market Fund

The Money Market Fund's class B and class M distribution plans. The class B and class M plans provide for payments by the fund to Putnam Mutual Funds at the annual rate of up to 0.75% and 1.00%, respectively, of average net assets attributable to class B shares and class M shares, respectively. The Trustees currently limit payments under the Money Market Fund's class B and class M plans to the annual rate of 0.50% and 0.15%, respectively, of such assets.

    Putnam Mutual Funds    compensates qualifying
dealers        (including    , for this purpose, certain
financial institutions) for         sales of class M shares    of
the Money Market Fund     and the maintenance of shareholder
accounts   .      Putnam Mutual Funds makes quarterly payments to
        dealers   at the annual rate of 0.15% of     the average
net asset value of class M shares    for which such     dealers
are designated as the dealer of record.

Putnam Tax Exempt Money Market Fund

The Tax Exempt Money Market Fund's distribution plan provides for payments by the fund to Putnam Mutual Funds at the annual rate of up to 0.35% of the fund's average net assets. At present, no payments are being made under the plan.

General

Payments under the plans are intended to compensate Putnam Mutual
Funds for services provided and expenses incurred by it as principal underwriter of the funds' shares, including the payments to dealers mentioned above.

    Putnam Mutual Funds may suspend or modify    its     payments
to dealers.          The payments are also subject to the
continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

You can sell your shares to your fund any day the New York Stock Exchange is open, by check, by telephone, by mail or through your investment dealer. Your fund must receive your properly completed application before you may sell shares; certain methods require additional documentation (see below). To enable shareholders to earn daily dividends as long as possible, the funds have arranged the following methods of selling shares:

Selling shares by check. If you would like to use a fund's check-writing service, mark the proper box on the order form and complete the signature card and, if applicable, the resolution. Upon receiving the properly completed order form, signature card, and resolution, your fund will send you checks which may be made payable to the order of any person in the amount of $500 or more. When a check is presented for payment, a sufficient number of full and fractional shares in your account will be redeemed at that day's net asset value to cover the amount of the check. An additional amount of shares will be redeemed to cover any applicable CDSC.

Shareholders utilizing a fund's checks are subject to that fund's bank's rules governing checking accounts. There is currently no charge to shareholders for the use of checks. You should make sure that there are sufficient shares in the account to cover the amount of any check drawn plus any applicable CDSC. If insufficient shares are in the account, the check will be returned and no shares will be redeemed. Because dividends declared on shares held in your account, the imposition of any applicable CDSC, or prior withdrawals may cause the value of your account to change, it is impossible to determine in advance your account's total value. Accordingly, you should not write a check for the entire value of your account or close your account by writing a check. Redemptions by check will be confirmed at least monthly.

Selling shares by telephone. If you would like to sell shares by telephone with proceeds directed to your bank account, please mark the proper box on the order form. You may sell shares by calling toll-free 1-800-225-1581. On the following business day, the amounts withdrawn from your account will either be mailed by check or wired in Same Day Funds to the bank account designated on your application. (To wire proceeds, the amount must be $1,000 or more and your designated bank must be a commercial bank within the United States.) You may change your designated bank account by sending a written request to Putnam Investor Services with your signature guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about how to obtain a signature guarantee.

   You     may use Putnam's Telephone Redemption Privilege to
redeem shares valued up to $100,000         unless you have
notified Putnam Investor Services of an address change within the
preceding 15 days. Unless    you indicate     otherwise on the
account application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by
telephone from    you    , or any person claiming to act as
   your     representative, who can provide Putnam Investor
Services with    your     account registration and address as it
appears on Putnam Investor Services' records.

Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor Services by telephone. In this event, you may wish to submit a
written redemption request, as described    above    , or contact
your investment dealer   , as described below    . The Telephone
Redemption Privilege may be modified or terminated without notice.

Selling shares by mail. You may also sell shares of a fund by sending a written withdrawal request to: Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203. If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about how to obtain a signature guarantee.

General

Putnam Investor Services may require additional documentation from selling shareholders which are corporations, partnerships, agents, fiduciaries or surviving joint owners. Contact Putnam Investor Services for details. If you are currently a shareholder and did not request the check-writing service or telephone redemption privilege on your initial order form, you must first complete and return an authorization form, available from Putnam Investor Services. A shareholder may revoke authorization for check-writing service or telephone redemption by written notice at any time, effective when Putnam Investor Services receives such notice.

The funds reserve the right to terminate or modify the terms of the check-writing service or telephone redemption privilege, or to charge shareholders for the use of these services at any time.

The funds generally send you payment for your shares the business day after your request is received. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. If, however, your request is made by telephone shortly after purchase and the shares being sold were paid for by an uncertified check, your fund will pay for the shares on the 15th calendar day after the purchase of the shares. Putnam Investor Services will first redeem shares of your fund purchased by direct cash
investment.     The funds will only redeem shares for which
payment has been received.

HOW TO EXCHANGE SHARES

Shareholders of the funds who received their shares in exchange for shares of another Putnam fund with a sales charge can exchange their shares for shares of other Putnam funds at net asset value. Other shareholders of the funds may need to pay a sales charge at the time of the exchange which varies depending on the fund to which they exchange and the amount exchanged. Not all Putnam funds offer all classes of shares. Shareholders of the Money Market Fund may exchange their shares only for shares of the same class of another fund. If the other Putnam fund offers only one class of shares, only class A shares may be exchanged for such class. Shareholders of the Tax Exempt Money Market Fund exchanging into funds with more than one class of
shares may exchange their shares only for class A shares.   If
you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by the exchange.

To exchange your shares, simply complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. For federal income tax purposes, an exchange is treated as a sale of shares. Since the net income of a fund is declared as a dividend each time it is determined, the net asset value per share of a fund generally remains at $1.00 immediately after each determination and dividend declaration; therefore, an exchange generally will not give rise to gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares." Ask your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW A FUND VALUES ITS SHARES

The Tax Exempt Money Market Fund calculates the net asset value of a share, and the Money Market Fund calculates the net asset value of a share of each class, by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

The funds value their portfolio investments at amortized cost according to Securities and Exchange Commission Rule 2a-7. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

HOW    EACH     FUND DETERMINES NET INCOME AND MAKES
DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

The funds determine their net income once each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. Each determination of a fund's net income includes (i) all accrued investment income on portfolio investments of the fund, (ii) plus or minus all realized and unrealized gains and losses on the fund's portfolio investments, (iii) less all accrued expenses of the fund. (The funds will not have unrealized gains or losses so long as they value their investments by the amortized cost method.)

All of the net income of the funds is declared each day that the funds are open for business as a dividend to shareholders of record at the time of each declaration. Shareholders begin earning dividends on the day after a fund accepts their order.
Normally, each fund's dividends will be paid monthly.    Since
the net income of the funds is declared as a dividend each time it is determined, net asset value per share of the funds remain at $1.00 immediately after each determination and dividend
declaration.      A shareholder who withdraws the entire balance
of an account at any time during the month will be paid all dividends declared through the date of the withdrawal.

Distributions paid by the Money Market Fund with respect to class
A shares will generally be greater than those paid with respect to class B and class M shares because expenses attributable to class B and class M shares will generally be higher.

You can choose from two distribution options:

- Automatically reinvest all distributions in additional shares; or

-   Receive all distributions in cash.

You can change your distribution option by notifying Putnam Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions reinvested in additional fund shares will be invested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of
distributions in additional    fund     shares (or in shares of
other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within a specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting
the distribution        .  If Putnam Investor Services does not
receive your election, the distribution will be reinvested in
   the     fund.  Similarly, if correspondence sent by a fund or
Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in that fund or in another Putnam fund.

With Putnam Dividends PLUS, you can invest distributions from net investment income in shares of the same class of another Putnam fund. A sales charge will apply (unless the shares were acquired by exchange from a Putnam fund that assessed a sales charge or the dividends are invested in another Putnam money market fund). Contact Putnam Investor Services for details.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each fund will distribute substantially all of its ordinary income and capital gain net income, if any, on a current basis.

Distributions designated by the Tax Exempt Money Market Fund as "exempt-interest dividends" are not generally subject to federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Tax Exempt Money Market Fund may have on the taxation of your benefits. In addition, an investment in the Tax Exempt Money Market Fund may result in liability for federal alternative minimum tax and for state and local taxes, for both individual and corporate shareholders.

All Money Market Fund         and         Tax Exempt Money Market
Fund distributions   ,     other than exempt-interest
dividends   ,     will be taxable to you as ordinary income   to
the extent derived from the fund's investment income and net short-term gains (that is, net gains from securities held for not more than a year). Distributions designated by a fund as deriving from net gains on securities held for more than one year but not more than 18 months, if any, will be taxable to you as such, regardless of how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each    calendar     year Putnam Investor Services will
notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax
consequences of investing in    a fund    .  You should consult
your tax adviser to determine the precise effect of an investment
in    a fund     on your particular tax situation (including
possible liability for federal alternative minimum tax and state and local taxes).

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937.
    Putnam Mutual Funds is the principal underwriter of the funds and of other Putnam funds. Putnam Fiduciary Trust Company is the custodian of the funds. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer agent for the funds.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

PUTNAM MONEY MARKET FUND
PUTNAM TAX EXEMPT MONEY MARKET FUND

One Post Office Square
Boston, MA 02109

FUND INFORMATION:
INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA  02109

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA  02110

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. (Putnam Tax Exempt Money Market Fund)
One Post Office Square
Boston, MA 02109

Price Waterhouse LLP (Putnam Money Market Fund)
160 Federal Street
Boston, MA  02110

PUTNAMINVESTMENTS
      One Post Office Square
      Boston, Massachusetts 02109
      Toll-free 1-800-225-1581





PUTNAM MONEY MARKET FUND
One Post Office Square, Boston, MA 02109
Class A shares
INVESTMENT STRATEGY: INCOME
PROSPECTUS-JANUARY 30,    1998


This prospectus explains concisely what you should know before investing in class A shares of Putnam Money Market Fund (the "fund") which are offered without a sales charge through eligible
employer-sponsored         retirement plans.  Please read it
carefully and keep it for future reference. You can find more detailed information about the fund in the January 30,
   1998     statement of additional information (the "SAI"), as
amended from time to time. For a free copy of the SAI or for other information, including a prospectus regarding class A shares for other investors, call Putnam Investor Services at 1-800-752-9894. The SAI has been filed with the Securities and
Exchange Commission    (the "Commission")     and is incorporated
into this prospectus by reference.     The Commission maintains a
Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with the Commission.

An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                     PUTNAMINVESTMENTS



                     Putnam Defined


                     Contribution Plans

    ABOUT THE FUND

    Expenses summary..........................................
    Financial highlights......................................
    Objective..............................................
    How the fund pursues its objective.....................
    How performance is shown..................................
    How the fund is managed...................................
    Organization and history..................................

    ABOUT YOUR INVESTMENT

    How to buy shares.........................................
    How to sell shares........................................
    How to exchange shares....................................
    How the fund values its shares............................
    How the fund determines net income and makes
                     distributions to shareholders; tax
                     information................................
                     ......

    ABOUT PUTNAM INVESTMENTS, INC.............................

About the Fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes expenses attributable to class A shares based on the most recent fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment in class A shares over specified periods.

Annual fund operating expenses
(as a percentage of average net assets)

Management fees
   0.32%
Other expenses
   0.25%
Total fund operating expenses
   0.57%

The table is provided to help you understand the expenses of
investing in the fund and your share of the    fund     operating
expenses        .  The expenses shown in the table do not reflect
the application of credits that reduce fund expenses.

Example

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

     1             3              5             10
   year          years          years          years
    $6                     $18           $32    $71

The example does not represent past or future expense levels, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return varies. The example does not reflect any charges or expenses related to your employer's plan.

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for
   class A shares    .  This information has been derived from
the fund's financial statements, which have been audited and reported on by the independent accountants. The "Report of independent accountants" and financial statements included in the
fund's annual report to shareholders for the    1997     fiscal
year are incorporated by reference into this prospectus. The fund's annual report, which contain additional unaudited performance information, is available without charge upon request.

Financial    Highlights
(for a share outstanding throughout the period)
   Class A

For the eleven

months ended
                                             Year ended September
30,         September 30,                   Year ended October
31,
                            1997       1996       1995
1994        1993       1992       1991


Investment operations
Net investment income     $.0505     $.0507     $.0521
$.0299      $.0246     $.0353     $.0598
Net realized gain             --         --         --
--          --         --      .0001
on investments
Total from investment
operations                 .0505      .0507      .0521
 .0299       .0246      .0353      .0599
Total distributions:     (.0505)    (.0507)    (.0521)
(.0299)     (.0246)    (.0353)    (.0599)
Total investment return
at net asset value (%)(a)   5.17       5.19       5.33
3.03*        2.49       3.58       6.16
Net assets, end of
period(in thousands)  $2,134,223 $1,659,288 $1,189,640
$1,101,171    $586,920   $839,185   $684,987
Ratio of expenses to
average net assets (%)(b)    .57        .57        .62
 .58*         .70        .86        .77
Ratio of net investment
income to average net
assets (%)                  5.06       5.00       5.23
3.03*        2.48       3.56       6.04

/TABLE

                              Year ended October 31,
                            1990       1989       1988

Investment operations
Net investment income     $.0764     $.0853     $.0655
Net realized gain
on investments                --         --         --

Total from investment
operations                 .0764      .0853      .0655
Total distributions:     (.0764)    (.0853)   (.0655)
Total investment return
at net asset value (%)(a)   7.92       8.87       6.75
Net assets, end of
period(in thousands)    $904,186   $797,395   $659,590
Ratio of expenses to
average net assets (%)(b)    .74        .85        .91
Ratio of net investment
income to average net
assets (%)                  7.63       8.51       6.67

*   Not annualized.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for periods ended on or after September 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

OBJECTIVE

Putnam Money Market Fund seeks as high a rate of current income as Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"), believes is consistent with preservation of capital and maintenance of liquidity. It is designed for investors seeking current income with stability of principal. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

Basic investment strategy

The fund invests in a portfolio of high-quality money market instruments. Examples of these instruments include:

    o bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

    o bankers' acceptances: negotiable drafts or bills of exchange, which have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

    o prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

    o corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

    o municipal obligations: high-grade, short-term municipal obligations.

    o U.S. government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

    o repurchase agreements: with respect to U.S. Treasury or U.S. government agency obligations.

The fund will invest only in high-quality securities that Putnam Management believes present minimal credit risk. High-quality securities are securities rated at the time of acquisition in one of the two highest categories by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by Putnam Management. The fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

Selection of investments

The fund may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and this prospectus supplemented.

Securities issued or guaranteed as to principal and interest by the U.S. government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

Considerations of liquidity and preservation of capital mean that the fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The fund will also invest to take advantage of what Putnam Management believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the fund, may result in frequent changes in the fund's portfolio. Portfolio turnover may give rise to taxable gains. The fund does not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.
See "Management -- Portfolio Transactions -- Brokerage and research services" in the SAI for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

Foreign investments.  The    Money Market Fund     may invest
without limit in U.S. dollar-denominated commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches
of U.S. banks.  These investments subject the    Money Market
Fund     to investment risks different from those associated with
domestic investments. Such risks include the possibility of adverse political and economic developments in such countries, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits or the adoption of other governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Legal remedies available to investors in certain foreign countries may be limited. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the
   Money Market Fund's     assets held abroad) and expenses not
present in the settlement of domestic investments. In addition, foreign securities may be less liquid than U.S. securities, and foreign accounting and disclosure standards may differ from United States standards. Special tax considerations apply to foreign securities.

A more detailed explanation of foreign investments, and the risks and special tax considerations associated with them, is included in the SAI.

Interest rates. The value of the securities in the fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

Concentration. The fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of Putnam Management, the yield, marketability and availability of investments meeting the fund's quality standards in those industries justify any additional risks associated with the concentration of the fund's assets in those industries. The fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to Putnam Management's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by the fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the fund.

Other investment practices

The fund may also engage in the following investment practices
       , each of which    may result in taxable income or capital
gains and     involves certain special risks.  The SAI
 contains
more detailed information about these practices, including limitations designed to reduce these risks.

Securities lending. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers. These transactions must be fully collateralized at all times with cash and short-term debt obligations. These transactions involve some risk to the fund if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral.

Repurchase agreements.  The fund may enter into repurchase

agreements    on up to 25% of its assets    .
  Under a repurchase
agreement, the fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. The fund will enter into repurchase agreements only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and only if the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Although Putnam Management will monitor repurchase agreement transactions to ensure that they will be fully collateralized at all times, the fund bears a risk of loss if the other party defaults on its obligation and the fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and required to return the underlying collateral to the other party's estate.

Insurance

The fund, along with
four
 other Putnam money market funds, has

purchased    liability
 insurance, which, among other things,
will insure the fund against a decrease in the value of a security held by it due to
   the issuer's     default
 or
bankruptcy. Most securities and instruments in which the fund invests, other than U.S. government securities, are covered by this insurance. Although the insurance, which is subject to certain conditions, may provide the fund with some protection in the event of a decrease in value of certain of its portfolio

securities        ,
 the policy does not insure or guarantee that the fund will maintain a stable net asset value of $1.00 per share.

The maximum amount of total coverage under the policy is $30 million, subject to a deductible in respect of each loss equal to the lesser of $1 million or 0.30% of the fund's net assets.  As of
   September 30    ,
 1997, the fund's net assets totaled

   $2,603,610,091    .
  Each of the funds that has purchased the
insurance has access to the full amount of insurance under the policy, subject to the deductible. Accordingly, depending upon the circumstances, the fund may not be entitled to recover under the policy, even though it has experienced a loss that would otherwise be insurable. The annual cost to the fund of purchasing the insurance is
         reflected in the expense
information shown in the prospectus under the heading "Expenses
summary."  The policy may be    canceled     under certain
conditions and may not be renewed upon its expiration.

Limiting investment risk

Specific investment restrictions help to limit investment risks for the fund's shareholders. These restrictions prohibit the

fund        ,
 with respect to 75% of its total assets,
   from
acquiring
 more than 10% of the voting securities of any one issuer.* They also prohibit the fund from investing more than:

(a) (with respect to 75% of its total assets) 5% of its total assets in securities of any one issuer (other than the U.S.

government);*   or


(b) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

The fund has not invested more than 10% of its net assets in the types of securities listed in item (b) and has no current intention of doing so.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and other fundamental investment policies.

Except as otherwise noted in the SAI, all percentage limitations described in this prospectus and the SAI will apply at the time an investment is made, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as
a result of such investment.      Except
 for investment policies
designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

Fund advertisements may, from time to time, include performance information. "Yield" represents an annualization of the change in value of a shareholder account (excluding any capital changes) for a specific seven-day period. "Effective yield" compounds a fund's yield for a year and is, for that reason, greater than the fund's yield. Yield and effective yield are computed separately for each class of shares of the fund.


"Total Return" for the one-, five- and ten-year periods (or for the life of the fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price. Total return may also be invested for other periods or based on investment at reduced sales charge levels.


All data are based on past investment results and do not predict future performance.

Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the
limitation had not been in effect.     Fund     performance may
be compared to that of various indexes. See the SAI. Because shares sold through eligible employer-sponsored
 retirement
plans are sold without a sales charge, quotations of investment performance reflecting the deduction of a sales charge will be
lower than the actual investment performance   , over the same
period,     of shares purchased through such plans.

HOW THE FUND IS MANAGED

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses and payments under its distribution
plans       .  The
 fund also reimburses Putnam
Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the
Trustees        .

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund
shares (and, if permitted by law,    shares     of the other
Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Money Market Fund is a Massachusetts business trust organized on November 25, 1975. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to September 1, 1994, the fund was known as Putnam Daily Dividend Trust.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest.

Shares of the fund may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are currently divided into three classes. Only the fund's class A shares are offered by this prospectus. The fund also offers other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes of the fund will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum set by the Trustees (presently 500 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the fund's Trustees
may    ,     at any time,    establish
one,
 which could apply
to both present and future shareholders.

The fund's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Chairman and Managing Director, First Reserve Corporation; Ronald J. Jackson, Former Chairman, President and Chief Executive Officer
of Fisher-Price, Inc.       , Trustee of Salem Hospital and the
Peabody Essex Museum;    Paul L.
Joskow,*
 Professor of Economics
and Management, Massachusetts Institute of Technology, Director, New England Electric Systems, State Farm Indemnity Company and
Whitehead Institute for Biomedical Research;     Elizabeth T.
Kennan, President Emeritus and Professor, Mount Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh &
McLennan Companies, Inc.   ; John H. Mullin, III, Chairman and
CEO of Ridgeway Farm, Director of ACX Technologies, Inc., Alex. Brown Realty, Inc., The Liberty Corporation, and The Ryland
Group, Inc.    ; Robert E. Patterson, Executive Vice President
and Director of Acquisitions, Cabot Partners Limited Partnership; Donald S. Perkins,* Director of various corporations, including Cummins Engine Company, Lucent Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; George Putnam, III,* President, New Generation Research, Inc.; A.J.C. Smith,* Chairman and Chief Executive Officer, Marsh & McLennan Companies,
Inc.   ;
W.
 Thomas Stephens, President and Chief Executive Officer of MacMillan Bloedel Ltd., Director of Mail-Well, Inc., Quest Communications, The Eagle
Picher
 Trust and New Century
Energies    ; and W. Nicholas Thorndike, Director of various
corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

About Your Investment

HOW TO BUY SHARES

All orders to purchase shares must be made through your
employer's         retirement plan.  For more information about
how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please
consult your employer.  Shares are sold to eligible    employer-
sponsored     retirement plans at the net asset value per share
next determined after receipt of an order by Putnam Mutual Funds. Orders must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value.
        Because the fund
seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. Same Day Funds are funds credited to the account of a bank designated by Putnam Fiduciary Trust Company with the Boston Federal Reserve Bank. When payment in Same Day Funds is available to the fund prior to the close of regular trading on the New York Stock Exchange, the fund will accept the order to purchase shares that day. To eliminate the
need for safekeeping, the fund will not issue certificates for your shares.


   Putnam
 Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentive or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives or their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.


HOW
 TO SELL SHARES


Subject
 to any restrictions imposed by your employer's plan, you can sell your shares through the plan to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next net asset value calculated after the fund receives the request in proper form. All requests must be received by the fund prior to the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. If your plan sells shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

The fund generally provides payment for redeemed shares the business day after the request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. The fund will only redeem shares for which it has received payment.

HOW TO EXCHANGE SHARES

Subject to any restrictions contained in your plan, you can exchange your shares for shares of other Putnam funds available through your
   employer's     plan
 at net asset value.  Contact
your plan administrator or Putnam Investor Services for more information on how to exchange your shares or how to obtain prospectuses of other Putnam funds in which you may invest.

Since the net income of the fund is declared as a dividend each time it is determined, the net asset value per share of the fund generally remains at $1.00 immediately after each determination and dividend declaration, therefore any exchange generally will not give rise to gain or loss.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.


HOW THE FUND VALUES ITS SHARES



The fund calculates the net asset value of a share of each class, by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

The fund values its portfolio investments at amortized cost according to Securities and Exchange Commission Rule 2a-7. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

HOW THE FUND DETERMINES NET INCOME AND MAKES DISTRIBUTIONS TO
SHAREHOLDERS; TAX INFORMATION

The fund determines its net income once each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. Each determination of the fund's net income includes
(i) all accrued investment income on portfolio investments of the fund, (ii) plus or minus all realized and unrealized gains and losses on the fund's portfolio investments, (iii) less all accrued expenses of the fund. (The fund will not have unrealized gains or losses so long as it values its investments by the amortized cost method.)



The
 terms of
your    employer's
 plan will govern how
your
   employer's
 plan may receive distributions from the fund.
Generally, periodic distributions from the fund to your

   employer's     plan
 are reinvested in additional fund shares,
although your
   employer's     plan
 may permit you to receive
fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If another option is not selected, all distributions will be reinvested in additional fund shares.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis. Generally, fund distributions are taxable as ordinary income, except that any

distributions    designated by the fund as deriving from net
gains on securities held for more than one year but not more than 18 months, if any, will be taxed as such regardless of how
long you have held your shares. However, distributions by the fund to employer-sponsored retirement
 plans that qualify
for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

ABOUT PUTNAM INVESTMENTS, INC.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Defined Contribution Plans is a division of Putnam Mutual Funds. Putnam Fiduciary Trust Company is the
        custodian    of the fund    .
  Putnam Investor
Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer
agent    for the
fund    .


Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are located at One Post Office Square, Boston, Massachusetts 02109 and are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.


                         PUTNAM MONEY MARKET FUND
                    PUTNAM TAX EXEMPT MONEY MARKET FUND

                                 FORM N-1A
                                  PART B

                STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                          January 30,    1998

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of
the funds dated January 30,    1998    , as revised from time to
time. This SAI contains information which may be useful to investors but which is not included in the prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of that fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Investors may obtain a free copy of the applicable prospectus from Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the funds.
Part II includes information about the funds and the other Putnam funds.

    Table of Contents
Part I

TAX-EXEMPT SECURITIES. . . . . . . . . . . . . . . . . . . . . .
 . . . .I-3

SECURITIES RATINGS . . . . . . . . . . . . . . . . . . . . . . .
I-   6

INVESTMENT RESTRICTIONS  . . . . . . . . . . . . . . . . . . . .
 . . . .I-8

CHARGES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . .
 . . . I-10

AMORTIZED COST VALUATION AND DAILY DIVIDENDS . . . . . . . . . .
 . . . I-16

INVESTMENT PERFORMANCE . . . . . . . . . . . . . . . . . . . .
 .I-   17

EQUIVALENT YIELDS: TAX-EXEMPT VERSUS TAXABLE SECURITIES. . . . .
 . . . I-19

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS . . . . . . . .
 . . . I-20

Part II

MISCELLANEOUS INVESTMENT PRACTICES . . . . . . . . . . . . . . .
 . . . II-1

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
II-   30

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . .
II-   36

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . .
II-   46

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . .
II-   47

DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . . . .
II-   60

INVESTOR SERVICES. . . . . . . . . . . . . . . . . . . . . . .
II-   61

SIGNATURE GUARANTEES . . . . . . . . . . . . . . . . . . . . .
II-   66

SUSPENSION OF REDEMPTIONS. . . . . . . . . . . . . . . . . . .
II-   67

SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . .
II-   67

STANDARD PERFORMANCE MEASURES. . . . . . . . . . . . . . . . .
II-   67

COMPARISON OF PORTFOLIO PERFORMANCE. . . . . . . . . . . . . .
II-   69

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .
II-   73

                                   SAI
                                  PART I

TAX-EXEMPT SECURITIES

General description. As used in the prospectus and in this SAI, the term "tax-exempt securities" includes obligations issued by a state, a territory or a U.S. possession or any of their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be
issued by public authorities to finance         projects
   such     as privately operated housing facilities and certain
local facilities for    supplying     water        , gas,
   or     electricity   ;     sewage or solid waste
disposal   facilities;     student loans   ; or     public or
private institutions for the construction of         educational,
hospital    ,     housing    and other     facilities.  Such
obligations are included within the term tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may
   also     constitute tax-exempt securities, although the
current federal tax laws place substantial limitations on the size of such issues.

Participation interests. The Tax Exempt Money Market Fund may invest in tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on tax-exempt securities, provided that, in the opinion of counsel to the initial seller of each
such certificate or instrument, any discount accruing on    a
certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related tax-exempt securities will be exempt from federal income tax to the same extent as interest on the tax-exempt securities. The Tax Exempt Money Market Fund may also invest in tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The Tax Exempt Money Market Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on tax-exempt securities in which it holds such participation interests is exempt from federal income tax. The Tax Exempt Money Market Fund does not expect to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the Tax Exempt Money Market Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Tax Exempt Money Market Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The Tax Exempt Money Market Fund does not expect to assign any value to stand-by commitments.

Yields. The yields on tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the tax-exempt security market, the size of a particular offering, the maturity of the obligation and the
rating of the issue.  The ratings of    nationally recognized
securities rating agencies     represent their opinions as to the
   credit     quality of the tax-exempt securities which they
undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general
movement of interest rates,    and may be     due to such factors
as changes in the overall demand or supply of various types of tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the Tax Exempt Money Market Fund, an issue of tax-exempt securities or other investments may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Tax Exempt Money Market Fund. Neither event will require the elimination of an investment from the Tax Exempt Money Market Fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The Tax Exempt Money Market Fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the fund.

Additional risks. Securities in which the Tax Exempt Money Market Fund may invest, including tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax-exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of tax-exempt securities. Further proposals limiting the issuance of tax-exempt bonds may well be introduced in the future. If it appeared that the availability of tax-exempt securities for investment by the Tax Exempt Money Market Fund and the value of that fund's portfolio could be materially affected by such changes in law, the Trustees of the Tax Exempt Money Market Fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

SECURITIES RATINGS

The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

--  Leading market positions in well established industries.
--  High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA --    An obligation     rated 'AAA' has the highest rating
assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- An obligation     rated 'AA'         differs from the
higher rated issues only in small degree.     The obligor's
capacity to meet its financial commitment on the obligation is very strong.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus sign (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions of each fund, which may not be changed without a vote of a majority of the outstanding
voting securities of the relevant fund,    each     fund may not
and will not:

(1a) (Money Market Fund) Borrow money in excess of one-third of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are made. Interest paid on such borrowings would reduce the yield on the fund's investments.

(1b) (Tax Exempt Money Market Fund) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) (For both funds) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(3a) (Money Market Fund) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund may invest up to 100% of its assets (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries when in the opinion of management yield differentials make such investments desirable, or (iii) in any combination of these.

(3b) (Tax Exempt Money Market Fund) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax exempt securities, except tax exempt securities backed only by the assets and revenues of nongovernmental issuers) if as a result of such purchase more than 25% of the fund's total assets would be invested in any one industry.

(4) (For both funds) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(5a) (Money Market Fund) Purchase or sell commodities or commodity contracts.

(5b) (Tax Exempt Money Market Fund) Purchase or sell commodities or commodity contracts except financial futures contracts and related options.

(6) (For both funds) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(7) (For both funds) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(8) (For both funds) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(9) (Tax Exempt Money Market Fund) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

Although certain of the funds' fundamental investment restrictions permit a fund to borrow money to a limited extent, neither of the funds currently intends to do so or did so last year. Neither of the funds currently intends to acquire rights or warrants to subscribe for securities or did so last year, other than such warrants or other rights which are attached to fixed-income securities. Neither of the funds currently intends to engage in options or futures transactions.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

It is contrary to each fund's present policy, which may be changed without shareholder approval, to:

(For both funds) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in the aggregate in securities described in
(a), (b) and (c) above.
                              ---------------

All percentage limitations on investments (other than pursuant to the non-fundamental restriction above) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                              ---------------
CHARGES AND EXPENSES

Management fees

Each fund pays a quarterly fee to Putnam Management based on the average net assets of that fund, as determined at the close of each business day during the quarter, at the following rates expressed as a percentage of each fund's average net assets:


Fund name         Contract date           Rates

Money Market Fund           12/21/88           0.50% of the first


$100 million, 0.40% of

                         the next $100 million,

                         0.35% of the next $300

                         million, 0.325% of the

                         next $500 million and

                         0.30% thereafter.

Tax Exempt Money  1/20/97                 0.45% of the first
  Market Fund
     $500 million, 0.35% of

     the next $500 million,

     0.30% of the next $500

     million, 0.25% of the

     next $5 billion,

     0.225% of the next $5

     billion, 0.205% of the

     next $5 billion, 0.19%

     of the next $5 billion

     and 0.18% thereafter.

For the past three fiscal years, pursuant to        its current
management contract and, in the case of the Tax Exempt Money
Market Fund, a management contract in effect prior to January 20,
1997, under which the management fee payable to Putnam Management was paid at the rate of 0.45% of the first $500 million, 0.35% of the next $500 million, 0.30% of the next $500 million and 0.25%
thereafter, each fund incurred the following fees:

                   Fiscal    Management
                   year      fee paid

Money Market Fund
                      1997   $8,460,127
                   1996      $6,008,179
                   1995      $4,812,695

Tax Exempt Money
  Market Fund
                      1997   $457,535
                   1996      $375,635
                   1995      $412,686

Brokerage commissions

It is anticipated that most purchases and sales of portfolio investments will be with the issuer or with major dealers in money market instruments acting as principal. Accordingly, it is not anticipated that the Money Market Fund or the Tax Exempt Money Market Fund will pay significant brokerage commissions. Neither fund incurred any brokerage commissions in fiscal
1995    ,     1996    or 1997    .

Administrative expense reimbursement

The funds reimbursed Putnam Management         for administrative
services during fiscal    1997    , including the following
amounts for compensation of certain fund officers and
contributions to the Putnam Investments, Inc. Profit Sharing
Retirement Plan for their benefit   , as follows    :

                                            Portion of total
                                            reimbursement for
                                              compensation
                           Total                   and
                       reimbursement          contributions


Money Market Fund          $31,315          $27,610

Tax Exempt Money          $5,695            $5,021
  Market Fund

Trustee fees

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by
each fund for fiscal    1997     and the fees paid to each
Trustee by all of the Putnam funds during calendar year
   1997:
COMPENSATION TABLE

               Pension or

   Pension or    retirement      Estimated

retirement          benefits     annual
                        Aggregate compensation(1) from:
   benefit       accrued as      benefits

accrued as          part of
Tax                        from all
                                            Tax ExemptAll Putnam
part of    Money Exempt
Money                    Putnam funds
Trustee/Year             Money     MarketMoney Marketfunds    (2)
               Market     expenses     Market
expenses              upon retirement (3)
   --------------------------------------------------------------
-------------------------------------------------------
Jameson A. Baxter/1994     $2,453        $286        $176,000 (4)
     $697           $ 96   $87,500
Hans H. Estin/1972          2,426         283         175,000
    2,192            318    87,500
John A. Hill/1985           2,439 (4)     284         175,000
      820            119    87,500
Ronald J. Jackson/1996      2,453 (4)     286         176,000
      143             15        87,500
Paul L. Joskow (7)            N/A         N/A          25,500
      N/A           N/A     87,500
Elizabeth T. Kennan/1992    2,426         283         174,000
    1,387            208    87,500
Lawrence J. Lasser/1992     2,399         280         172,000
    1,040            156        87,500
John H. Mullen, III (7)       N/A         N/A          25,500
      N/A            N/A    87,500
Robert E. Patterson/1984    2,453         286         178,000
      657             95    87,500
Donald S. Perkins/1982      2,453         286         178,000
    2,384            346    87,500
William F.    Pounds/1971(5)2,973         306         201,000
    2,273            324    98,000
George Putnam/1957          2,439         284         175,000
    2,514            365    87,500
George Putnam, III/1984     2,426         283         174,000
      432             63    87,500
A.J.C. Smith/1986           2,372         278         170,000
    1,468            212        87,500
W. Thomas Stephens (6)     204(4)          20          53,000
        0              0    87,500
W. Nicholas Thorndike/1992    2,453                       286
  176,000                        1,993  29987,500

(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2)     As of December 31, 1997, there were 101 funds in     the
Putnam    family.
(3)  Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on
     Trustee fee rates in effect during calendar    1997.
   (4)
     Includes compensation deferred pursuant to a Trustee
Compensation Deferral Plan.  The total amounts of deferred
     compensation payable by the Money Market Fund to Mr. Hill
   ,     Mr. Jackson    and Mr. Stephens     as of
     September 30,    1997 were $7,637, $3,964 and $175    ,
respectively, including income earned on such amounts.
   (5)
     Includes additional compensation for service as Vice
Chairman of the Putnam funds.
   (6
)    Elected as a Trustee in September 1997.
(7)  Elected as a Trustee in November 1997.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of
(i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to
which a current Trustee would have been entitled         had he
or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see
"Management" in Part II of this SAI.

Share ownership

At December 31,    1997    , the officers and Trustees of each
fund as a group owned    2.6% (2,169,488.574 shares)     of the
outstanding shares of each class of the    Tax Exempt     Money
Market Fund, and less than 1% of the outstanding shares of the
        Money Market Fund   , and     to the knowledge of
   either fund    , no person owned of record or beneficially 5%
or more of the shares of    either fund.

Distribution fees

During fiscal    1997    , the funds paid the following 12b-1
fees to Putnam Mutual Funds:


      Class A       Class B         Class M

Money Market Fund      $N/A       $2,348,283        $69,211

Tax Exempt Money
  Market Fund          $0

Money Market Fund

Class A contingent deferred sales charges

Class A shares of the Money Market Fund are distributed directly through Putnam Mutual Funds, which acts as principal underwriter.
Putnam Mutual Funds does not receive any fee for its services, except as stated below.

Putnam Mutual Funds received contingent deferred sales charges with respect to class A shares of the Money Market Fund that were purchased by exchange of class A shares of another Putnam fund purchased without an initial sales charge as part of a purchase of $1 million or more in the following amounts during the periods indicated:

           Contingent deferred
              sales charges

Fiscal year

      1997                          $      0
   1996                         $ 52,520
   1995                         $103,197

Class B contingent deferred sales charges

Putnam Mutual Funds received contingent deferred sales charges upon redemptions of class B shares of the Money Market Fund in the following amounts during the periods indicated:

                                        Contingent deferred
                                           sales charges


Fiscal year

      1997                                $1,667,220
   1996                                     $1,618,909
   1995                                     $2,224,454

Tax Exempt Money Market Fund

Sales charges

Shares of the Tax Exempt Money Market Fund are distributed directly through Putnam Mutual Funds, which acts as principal underwriter. Putnam Mutual Funds does not receive any fee for its services.

Investor servicing and custody fees and expenses

During the    1997     fiscal year, each fund incurred the
following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

Money Market Fund                           $5,217,297

Tax Exempt Money

 Market Fund                                 $217,281

AMORTIZED COST VALUATION AND DAILY DIVIDENDS

The valuation of each fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price a fund would receive if the instruments were sold. Consequently, in the absence of circumstances described below, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not normally be reflected either in the computation of net asset value of a fund's portfolio or in the daily computation of net income.
Under the procedures adopted by the Trustees, the funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, each fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of a fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redeeming of shares in kind; or establishing a net asset value per share by using readily available market quotations.

Since the net income of a fund is declared as a dividend each time it is determined, the net asset value per share of that fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in a fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder's account on the last
business day of each month        .  It is expected that a fund's
net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder's accrued dividends, the fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in the fund.

INVESTMENT PERFORMANCE

Standard performance measures
(for periods ended September 30,    1997)

Money Market Fund


                   Class A          Class B       Class M
Inception date:    10/1/76          4/27/92       12/8/94

   Average annual total return*

1 year              5.17%            4.65%         5.01%
5 years             4.28             3.76          4.13
10 years            5.49             4.98          5.33

Yield
7-day
yield                5.13%       4.63%         4.98%

Effective
yield                5.26%       4.74%         5.11%

Tax Exempt Money Market Fund

Inception date:   10/26/87

   Average annual total return*

1 year              3.09%
5 years             2.61%
Life of fund      3.69%

Yield

   Effective
yield             3.41%

7-day
yield          3.35%

Tax-equivalent
   effective
yield               5.55%

*Yield quotation more closely reflects the current earnings of the fund than total return.

* *Assumes the maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

   Returns shown for class B and class M shares of the Money Market Fund for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the deduction of the CDSC, in the case of class B shares, currently applicable to such class and the higher operating expenses applicable to such shares.

All returns assume reinvestment of distributions at net asset
value.  Returns             represent past performance and
   do     not    guarantee     future results.     Investment
returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

See "Standard performance measures" in Part II of this SAI for information on how performance is calculated.

EQUIVALENT YIELDS: TAX-EXEMPT VERSUS TAXABLE SECURITIES

The table below shows the effect of the tax status of tax-exempt securities on the effective yield received by their individual holders under the federal income tax laws currently in effect for 1997. It gives the approximate yield a taxable security must earn at various income levels to produce after-tax yields equivalent to those of tax-exempt securities yielding from 2.0% to 8.0%.

-----------------------------------------------------------------
------------

                                             Marginal
             Taxable Income*              federal
      Tax-exempt yield
        ------------------------          income
------------------------------------------------
                                            tax
       Single              Joint          rate**   2.0%
4.0%          6.0%          8.0%
-----------------------------------------------------------------
-------------------------------------
                              Equivalent taxable yield

      $0-24,650           $0-41,200               15.00% 2.35%
    4.71%         7.06%         9.41%
  24,651-59,750       41,201-99,600       28.00    2.78
5.56          8.33         11.11
 59,751-124,650 ***  99,601-151,750 ***   31.00    2.90
5.80          8.70         11.59
124,651-271,050 *** 151,751-271,050 ***   36.00    3.13
6.25          9.38         12.50
   over 271,050 ***    over 271,050 ***   39.60    3.31
6.62          9.93         13.25
-----------------------------------------------------------------
--------------------------------------

  *    This amount represents taxable income as defined in the
Internal Revenue Code of 1986, as amended (the "Code").
  **   These rates are the marginal federal income tax rates on
taxable income currently in effect for 1997 under the
       Code.
  ***  The amount of taxable income in this bracket may be
affected by the phase-out of personal exemptions and the
       limitation on itemized deductions under the Code.

Of course, there is no assurance that the Tax Exempt Money Market
Fund will achieve any specific tax-exempt yield.
While it is expected that the fund will invest principally in obligations which pay interest exempt from federal income tax, other income received by the fund may be taxable. The table does not take into account any state or local taxes payable on fund distributions.

        ADDITIONAL OFFICERS

In addition to the persons listed as fund officers in Part II of this SAI, each of the following persons is also a Vice President of each fund and certain of the other Putnam funds, the total number of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

Officer Name (Age) (Number of funds)

   Joanne M. Driscoll     (age    27) (2     funds).
   Assistant Vice President of Putnam Management.

Jerome J. Jacobs (age 39) (24 funds).      Managing Director of
Putnam Management.

William F. McGue (age 46)    (2     funds).  Managing Director of
Putnam Management.

   Brian S. Torpey     (age    31) (3     funds).
   Assistant     Vice President of Putnam Management.


INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

Putnam Money Market Fund

Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, are the Money Market Fund's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report
of    independent accountants    , financial highlights and
financial statements included in the Money Market Fund's Annual
Report for the fiscal year ended September 30,    1997    , filed
electronically on November    7, 1997     (File No. 811-2608),
are incorporated by reference into this SAI. The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so
included and incorporated in reliance upon the    Report     of
the independent accountants, given on their authority as experts in auditing and accounting.

Putnam Tax Exempt Money Market Fund

Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109, are the Tax Exempt Money Market Fund's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange
Commission filings.  The Report of    independent
accountants    , financial highlights and financial statements
included in the Tax Exempt Money Market Fund's Annual Report for
the fiscal year ended September 30,    1997    , filed
electronically on November    19, 1997,     (File No. 811-5215),
are incorporated by reference into this SAI. The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so
included and incorporated in reliance upon the    Report     of
the independent accountants, given on their authority as experts in auditing and accounting.

                             TABLE OF CONTENTS


MISCELLANEOUS INVESTMENT PRACTICES . . . . . . . . . . . . . . . . . . II-1

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-30

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-36

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . .II-46

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .II-47

DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . . . . . . . .II-60

INVESTOR SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . .II-61

SIGNATURE GUARANTEES . . . . . . . . . . . . . . . . . . . . . . . . .II-66

SUSPENSION OF REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . .II-67

SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . .II-67

STANDARD PERFORMANCE MEASURES. . . . . . . . . . . . . . . . . . . . .II-67

COMPARISON OF PORTFOLIO PERFORMANCE. . . . . . . . . . . . . . . . . .II-69

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-73

                             THE PUTNAM FUNDS
                STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                  PART II

The following information applies generally to your fund and to the other Putnam funds. In certain cases the discussion applies to some but not all of the funds or their shareholders, and you should refer to your prospectus to determine whether the matter is applicable to you or your fund. You will also be referred to
Part I for certain information applicable to your particular fund. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.

MISCELLANEOUS INVESTMENT PRACTICES

YOUR FUND'S PROSPECTUS STATES WHICH OF THE FOLLOWING INVESTMENT
PRACTICES ARE AVAILABLE TO YOUR FUND.  THE FACT THAT YOUR FUND IS
AUTHORIZED TO ENGAGE IN A PARTICULAR PRACTICE DOES NOT
NECESSARILY MEAN THAT IT WILL ACTUALLY DO SO.  YOU SHOULD
DISREGARD ANY PRACTICE DESCRIBED BELOW WHICH IS NOT MENTIONED IN
THE PROSPECTUS.

SHORT-TERM TRADING

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. In deciding whether to sell a portfolio security, Putnam Management does not consider how long the fund has owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

LOWER-RATED SECURITIES

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"), to the extent described in the prospectus. The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the prospectus or Part I of this SAI for a description of security ratings.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely
affect the values of lower-rated securities.   Changes by
recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in securities of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default of such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

If the fund's prospectus describes so-called "zero-coupon" bonds and "payment-in-kind" bonds as possible investments, the fund may invest without limit in such bonds unless otherwise specified in the prospectus. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This may be particularly true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

INVESTMENTS IN MISCELLANEOUS FIXED-INCOME SECURITIES

Unless otherwise specified in the prospectus or elsewhere in this SAI, if the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

PRIVATE PLACEMENTS

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

LOAN PARTICIPATIONS

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

The loans in which the fund may invest are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower.

Loan participations may be structured in different forms, including novations, assignments, and participating interests.
In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest, and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, but must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest, and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest, and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

MORTGAGE RELATED SECURITIES

The fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid.
If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

FORWARD COMMITMENTS

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements up to the limit specified in the prospectus. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

FUTURES CONTRACTS AND RELATED OPTIONS

Subject to applicable law, and unless otherwise specified in the prospectus, the fund may invest without limit in the types of futures contracts and related options identified in the prospectus for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

OPTIONS ON FUTURES CONTRACTS. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on future contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

OPTIONS ON STOCK INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

FOREIGN INVESTMENTS

The fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, are typically increased in connection
with investments in "emerging markets."   For example, political
and economic structures in these countries may be in their infancy and developing rapidly, and such countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of the fund's investments in emerging markets and the availability to the fund of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

FOREIGN CURRENCY TRANSACTIONS

Unless otherwise specified in the prospectus or Part I of this SAI, the fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to manage its exposure to foreign currencies. In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.
The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions" above.

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

FOREIGN CURRENCY OPTIONS. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

RESTRICTED SECURITIES

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the funds' Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

TAXES

TAXATION OF THE FUND. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

In addition, until the start of the fund's first tax year beginning after August 5, 1997, the fund must derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months in order to qualify as a regulated investment company.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains (that is, the excess of net gains from captial assets held more than one year over net losses from capital assets held for not more than one year). One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

EXEMPT-INTEREST DIVIDENDS. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Under the 30% of gross income test described above (see "Taxation of the fund"), the fund will be restricted in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain fund assets to be treated as held for less than three months.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

RETURN OF CAPITAL DISTRIBUTIONS. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

CAPITAL LOSS CARRYOVER. Distributions from capital gains are made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.
Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will not be treated as mid-term capital gain if the shares have been held for more than 12 months but not more than 18 months, as adjusted net capital gains if the shares have been held for more than 18 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held for more than 12 months, and otherwise as short-term capital gains. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

BACKUP WITHHOLDING. The fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect.
An individual's taxpayer identification number is his or her social security number.

MANAGEMENT

TRUSTEES NAME (AGE)

*+GEORGE PUTNAM (71), Chairman and President. Chairman and Director of Putnam Management and Putnam Mutual Funds. Director, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., General Mills, Inc., Houghton Mifflin Company and Marsh & McLennan Companies, Inc.

+WILLIAM F. POUNDS (69), Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology. Director of IDEXX Laboratories, Inc., Perseptive Biosystems, Inc., Management Sciences for Health, Inc., and Sun Company, Inc.

JAMESON A. BAXTER (54), Trustee. President, Baxter Associates,
Inc. (a management and financial consultant). Director of Avondale Federal Savings Bank, ASHTA Chemicals, Inc. and Banta
Corporation (printing and digital imaging). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

+HANS H. ESTIN (69), Trustee.  Chartered Financial Analyst and
Vice Chairman, North American Management Corp. (a registered investment adviser).

JOHN A. HILL (55), Trustee. Chairman and Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors). Director of Maverick Tube Corporation, PetroCorp Incorporated, Snyder Oil Corporation, TransMontaigne Oil Company, Weatherford Enterra, Inc. (an oil field service company) and various private companies owned by First Reserve Corporation, such as James River Coal and Anker Coal Corporation, and various First Reserve Funds, such as American Gas & Oil Investors, Ltd., AmGO II, L.P., First Reserve Secured Energy Assets Fund, L.P., First Reserve Fund V., L.P., First Reserve Fund VI, L.P., and First Reserve Fund VII, L.P.

RONALD J. JACKSON (53), Trustee.  Former Chairman, President and
Chief Executive Officer of Fisher-Price, Inc., Director of Safety
1st, Inc.,  Trustee of Salem Hospital and the Peabody Essex
Museum.

PAUL L. JOSKOW (50), Trustee.  Professor of Economics and
Management, Massachusetts Institute of Technology.  Director, New
England Electric System, State Farm Indemnity Company and
Whitehead Institute for Biomedical Research.

ELIZABETH T. KENNAN (59), Trustee.  President Emeritus and
Professor, Mount Holyoke College.  Director, the Kentucky Home
Life Insurance Companies, NYNEX Corporation, Northeast Utilities and Talbots.

*LAWRENCE J. LASSER (54), Trustee and Vice President. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Investment Management, Inc. Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay.

JOHN E. MULLIN, III (56), Trustee.  Chairman and CEO of Ridgeway
Farm, Director of ACX Technologies, Inc., Alex. Brown Realty,
Inc., The Liberty Corporation and The Ryland Group, Inc.

+ROBERT E. PATTERSON (52), Trustee.  Executive Vice President and
Director of Acquisitions, Cabot Partners Limited Partnership (a registered investment adviser) and Massachusetts Industrial
Finance Agency.

*DONALD S. PERKINS (70), Trustee. Director of various corporations, including AON Corp., Cummins Engine Company, Inc., Current Assets L.L.C., LaSalle Street Fund, Inc., LaSalle U.S. Realty Income and Growth Fund, Inc., Lucent Technologies Inc., Ryerson Tull, Inc. (a steel service corporation) Springs Industries, Inc. (a textile manufacturer), and Time Warner Inc.

*#GEORGE PUTNAM III (46), Trustee. President, New Generation Research, Inc. (publisher of bankruptcy information) and New Generation Advisers, Inc. (a registered investment adviser). Director, Massachusetts Audubon Society and The Boston Family Office, L.L.C. (a registered investment adviser).

W. THOMAS STEPHENS (55), Trustee. President and Chief Executive Officer of MacMillan Bloedel Ltd. Director, Mail-Well Inc. (a supplier of envelopes and high-quality printing services), Qwest Communications (a fiber optics manufacturer), The Eagle Picher Trust (a trust etablished to fund the settlement of asbestos-rerlated claims) and New Century Energies (a public utlity company).

*A.J.C. SMITH (63), Trustee.  Chairman and Chief Executive
Officer, Marsh & McLennan Companies, Inc.  Director, Trident
Corp.

W. NICHOLAS THORNDIKE (64), Trustee. Director of various corporations and charitable organizations, including Courier
Corporation, Data General Corporation, Bradley Real Estate, Inc., and Providence Journal Co. and Courier Corporation.

OFFICERS NAME (AGE)

CHARLES E. PORTER (59), Executive Vice President.  Managing
Director of Putnam Investments, Inc. and Putnam Management.

PATRICIA C. FLAHERTY (50), Senior Vice President.  Senior Vice
President of Putnam Investments, Inc. and Putnam Management.

WILLIAM N. SHIEBLER (55), Vice President.  Director and Senior
Managing Director of Putnam Investments, Inc.  President and
Director of Putnam Mutual Funds.

GORDON H. SILVER (50), Vice President.  Director and Senior
Managing Director of Putnam Investments, Inc. and Putnam
Management.

JOHN R. VERANI (58), Vice President.  Senior Vice President of
Putnam Investments, Inc. and Putnam Management.

PAUL M. O'NEIL (44), Vice President.  Vice President of Putnam
Investments, Inc. and Putnam Management.

JOHN D. HUGHES (62), Senior Vice President and Treasurer.

BEVERLY MARCUS (53), Clerk and Assistant Treasurer.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Mutual Funds.

+Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

#George Putnam, III is the son of George Putnam.

                             -----------------

Certain other officers of Putnam Management are officers of the fund. SEE "ADDITIONAL OFFICERS" IN PART I OF THIS SAI. The mailing address of each of the officers and Trustees is One Post
Office Square, Boston, Massachusetts 02109.

Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to 1993, Mr. Jackson was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc. Prior to 1996, Mr. Stephens was Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation.

Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. FOR DETAILS OF TRUSTEES' FEES PAID BY THE FUND AND INFORMATION CONCERNING RETIREMENT GUIDELINES FOR THE TRUSTEES, SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

PUTNAM MANAGEMENT AND ITS AFFILIATES

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with nearly $160 billion in assets in over 8 million shareholder accounts at June 30, 1997. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At June 30, 1997, Putnam Management and its affiliates managed nearly $207 billion in assets, including over $18 billion in tax-exempt securities and over $51 billion in retirement plan assets.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust
Company are subsidiaries of Putnam Investments, Inc., a holding company which is in turn wholly owned by Marsh & McLennan
Companies, Inc., a publicly-owned holding company whose principal operating subsidiaries are international insurance and reinsurance brokers, investment managers and management consultants.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

THE MANAGEMENT CONTRACT

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

FOR DETAILS OF PUTNAM MANAGEMENT'S COMPENSATION UNDER THE MANAGEMENT CONTRACT, SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. THE TERMS OF ANY EXPENSE LIMITATION FROM TIME TO TIME IN EFFECT ARE DESCRIBED IN THE PROSPECTUS AND/OR PART I OF THIS SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

THE AMOUNT OF THIS REIMBURSEMENT FOR THE FUND'S MOST RECENT FISCAL YEAR IS INCLUDED IN "CHARGES AND EXPENSES" IN PART I OF THIS SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Mutual Funds pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

PERSONAL INVESTMENTS BY EMPLOYEES OF PUTNAM MANAGEMENT

Employees of Putnam Management are permitted to engage in personal securities transactions, subject to requirements and restrictions set forth in Putnam Management's Code of Ethics.
The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the funds. Among other things, the Code of Ethics, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each.
There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI FOR INFORMATION CONCERNING COMMISSIONS PAID BY THE FUND.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract.
Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

PRINCIPAL UNDERWRITER

Putnam Mutual Funds is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Mutual Funds is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI FOR INFORMATION ON SALES CHARGES AND OTHER PAYMENTS RECEIVED BY PUTNAM MUTUAL FUNDS.

INVESTOR SERVICING AGENT AND CUSTODIAN

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services won the DALBAR Quality Tested Service Seal in 1990, 1991, 1992, 1993, 1994 and 1995. Over 10,000 tests of 38 separate shareholder service components demonstrated that Putnam Investor Services tied for highest scores, with two other mutual fund companies, in all categories.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI FOR INFORMATION
ON FEES AND REIMBURSEMENTS FOR INVESTOR SERVICING AND CUSTODY
RECEIVED BY PFTC.  THE FEES MAY BE REDUCED BY CREDITS ALLOWED BY
PFTC.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities.
Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment
Company Act of 1940.

HOW TO BUY SHARES

GENERAL

The prospectus contains a general description of how investors may buy shares of the fund and states whether the fund offers more than one class of shares. This SAI contains additional information which may be of interest to investors.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase (except for class A shares and class M shares of money market funds). As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares. The prospectus contains a table of applicable sales charges. For information about how to purchase class A or class M shares of a Putnam fund at net asset value through an employer-sponsored retirement plan, please consult your employer. Certain purchases of class A shares and class M shares may be exempt from a sales charge or, in the case of class A shares, may be subject to a contingent deferred sales charge ("CDSC"). See "General-- Sales without sales charges or contingent deferred sales charges," "Additional Information About Class A and Class M shares," and "Contingent Deferred Sales Charges--Class A shares."

Class B shares and class C shares are sold subject to a CDSC payable upon redemption within a specified period after purchase.
The prospectus contains a table of applicable CDSCs.

Class B shares will automatically convert into class A shares at the end of the month eight years after the purchase date. Class B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans. See the prospectus that offers class Y shares for more information. Certain purchase programs described below are not available to defined contribution plans. Consult your employer for information on how to purchase shares through your plan.

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the Exchange. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, (ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more. Information about these plans is available from investment dealers or from Putnam Mutual Funds.

As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly bank drafts for a fixed amount (at least $25) are used to purchase fund shares at the applicable public offering price next determined after Putnam Mutual Funds receives the proceeds from the draft. A shareholder may choose any day of the month and, if a given month (for example, February) does not contain that particular date, or if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from investment dealers or from Putnam Mutual Funds.

Except for funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

PAYMENT IN SECURITIES. In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities which are delivered in proper form. The fund will not accept options or restricted securities as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Mutual Funds. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Mutual Funds.

SALES WITHOUT SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES.
The fund may sell shares without a sales charge or CDSC to:

     (i) current and retired Trustees of the fund; officers of the fund; directors and current and retired U.S. full-time employees of Putnam Management, Putnam Mutual Funds, their parent corporations and certain corporate affiliates; family members of and employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

     (ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not offered by tax-exempt funds);

     (iii) clients of administrators of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Mutual Funds (not offered by tax-exempt funds);

     (iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Mutual Funds; employees of financial institutions having sales agreements with Putnam Mutual Funds or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their spouses and children under age 21 (Putnam Mutual Funds is regarded as the dealer of record for all such accounts);

     (v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

     (vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

     (vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial planners who have entered into agreements with Putnam Mutual Funds with respect to such accounts.

In addition, the fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies, and the CDSC will be waived on redemptions of shares arising out of death or post-purchase disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The fund may sell class M shares at net asset value to members of qualified groups. See "Group purchases of class A and class M shares" below. Class A shares are available without an initial sales charge to eligible employer-sponsored retirement plans, as described below.

PAYMENTS TO DEALERS. Putnam Mutual Funds may, at its expense, pay concessions in addition to the payments disclosed in the prospectus to dealers which satisfy certain criteria established from time to time by Putnam Mutual Funds relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

ADDITIONAL INFORMATION ABOUT CLASS A AND CLASS M SHARES

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Mutual Funds will give dealers ten days' notice of any changes in the dealer discount. Putnam Mutual Funds retains the entire sales charge on any retail sales made by it.

Putnam Mutual Funds offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares:

     (i) an individual, or a "company" as defined in Section
     2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

     (ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

     (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"));

     (iv) tax-exempt organizations qualifying under Section
     501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a
     "403(b) plan") of the Code; and

     (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with Putnam Mutual Funds.

CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). A purchaser of class A shares or class M shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

     (i) the investor's current purchase; and

     (ii) the maximum public offering price (at the close of business on the previous day) of:

             (a) all shares held by the investor in all of the Putnam funds (except money market funds); and

             (b) any shares of money market funds acquired by exchange from other Putnam funds; and

     (iii) the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a "combined purchase" (see above).

To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Mutual Funds with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments.

STATEMENT OF INTENTION. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds). Each purchase of class A shares or class M shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Mutual Funds in accordance with the prospectus. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Mutual
Funds or from investment dealers. Interested investors should read the Statement of Intention carefully.

GROUP PURCHASES OF CLASS A AND CLASS M SHARES. Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam Mutual Funds, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Mutual Funds or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge;
(iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Mutual Funds or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam Mutual Funds. The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

QUALIFIED BENEFIT PLANS; INDIVIDUAL ACCOUNT PLANS. The terms "class A qualified benefit plan" and "class M qualified benefit plan" mean any employer-sponsored plan or arrangement, whether or not tax-qualified, for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with the purchase of class A shares or class M shares, respectively. The term "affiliated employer" means employers who are affiliated with each other within the meaning of Section 2(a)(3)(C) of the Investment Company Act of 1940. The term "individual account plan" means any employee benefit plan whereby
(i) class A shares are purchased through payroll deductions or otherwise by a fiduciary or other person for the account of participants who are employees (or their spouses) of an employer, or of affiliated employers, and (ii) a separate investing account is maintained in the name of such fiduciary or other person for the account of each participant in the plan.

The table of sales charges in the prospectus applies to sales to employer-sponsored retirement plans that are not class A qualified benefit plans, except that the fund may sell class A shares at net asset value to employee benefit plans, including individual account plans, of employers or of affiliated employers which have at least 750 employees to whom such plan is made available, in connection with a payroll deduction system of plan funding (or other system acceptable to Putnam Investor Services) by which contributions or account information for plan participation are transmitted to Putnam Investor Services by methods acceptable to Putnam Investor Services. The fund may also sell class A shares at net asset value to employer-sponsored retirement plans that initially invest at least $1 million in the fund or that have at least 200 eligible employees. In addition, the fund may sell class M shares at net asset value to class M qualified benefit plans.

An employer-sponsored retirement plan participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in the other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value based on the size of the purchase as described in the prospectus. These investments will also be included for purposes of the discount privileges and programs described above.

Additional information about qualified benefit plans and individual account plans is available from investment dealers or from Putnam Mutual Funds.

CONTINGENT DEFERRED SALES CHARGES; COMMISSIONS

CLASS A SHARES. Except as described below, a CDSC of 0.75% (1.00% in the case of plans for which Putnam Mutual Funds and its affiliates do not act as trustee or record-keeper) of the total amount redeemed is imposed on redemptions of shares purchased by class A qualified benefit plans if, within two years of a plan's initial purchase of class A shares, it redeems 90% or more of its cumulative purchases. Thereafter, such plan is no longer liable for any CDSC. The two-year CDSC applicable to class A qualified benefit plans for which Putnam Mutual Funds or its affiliates serve as trustee or recordkeeper ("full service plans") is 0.50% of the total amount redeemed, for full service plans that initially invest at least $5 million but less than $10 million in Putnam funds and other investments managed by Putnam Management or its affiliates ("Putnam Assets"), and is 0.25% of the total amount redeemed for full service plans that initially invest at least $10 million but less than $20 million in Putnam Assets. Class A qualified benefit plans that initially invest at least $20 million in Putnam Assets, or whose dealer of record has, with Putnam Mutual Funds' approval, waived its commission or agreed to refund its commission to Putnam Mutual Funds in the event a CDSC would otherwise be applicable, are not subject to any CDSC.

Similarly, class A shares purchased at net asset value by any investor other than a class A qualified benefit plan, including purchases pursuant to any Combined Purchase Privilege, Right of Accumulation or Statement of Intention, are subject to a CDSC of 1.00% or 0.50%, respectively, if redeemed within the first or second year after purchase, unless the dealer of record waived its commission with Putnam Mutual Funds' approval. The class A CDSC is imposed on the lower of the cost and the current net asset value of the shares redeemed.

Except as described below for sales to class A qualified benefit plans, Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more and sales to employer-sponsored benefit plans that have at least 200 eligible employees and that are not class A qualified benefit plans based on cumulative purchases of such shares, including purchases pursuant to any Combined Purchase Privilege, Right of Accumulation or Statement of Intention, during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

On sales at net asset value to a class A qualified benefit plan, Putnam Mutual Funds pays commissions to the dealer of record at the time of the sale on net monthly purchases at the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million, 0.50% of the next $3 million, 0.20% of the next $5 million, 0.15% of the next $10 million, 0.10% of the next $10 million and 0.05% thereafter, except that commissions on sales to class A qualified benefit plans initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates pursuant to a proposal made by Putnam Mutual Funds on or before April 15, 1997 are based on cumulative purchases over a one-year measuring period at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million, and 0.50% thereafter. On sales at net asset value to all other class A qualified benefit plans receiving proposals from Putnam Mutual Funds on or before April 15, 1997, Putnam Mutual Funds pays commissions on the initial investment and on subsequent net quarterly sales (gross sales minus gross redemptions during the quarter) at the rate of 0.15%. Money market fund shares are excluded from all commission calculations, except for determining the amount initially invested by a qualified benefit plan. Commissions on sales at net asset value to such plans are subject to Putnam Mutual Funds' right to reclaim such commissions if the shares are redeemed within two years.

Different CDSC and commission rates may apply to shares purchased prior to December 1, 1995.

ALL SHARES. Investors who set up an Automatic Cash Withdrawal Plan ("ACWP") for a share account (see "Plans available to shareholders -- Automatic Cash Withdrawal Plan") may withdraw through the ACWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an ACWP and recalculated thereafter on a pro rata basis at the time of each ACWP payment. Therefore, shareholders who have chosen an ACWP based on a percentage of the net asset value of their account of up to 12% will be able to receive ACWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from a fund that pays income distributions monthly) for their periodic ACWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This ACWP privilege may be revised or terminated at any time.

No CDSC is imposed on shares of any class subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on CDSC Shares, or
(iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust). Benefit payments currently include, without limitation, (1) distributions from an IRA due to death or disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time. Additional waivers may apply to IRA accounts opened prior to February 1, 1994.

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.
A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Mutual Funds pays service fees to qualifying dealers at the rates set forth in the Prospectus, except with respect to shares held by class A qualified benefit plans. Putnam Mutual Funds pays service fees to the dealer of record for plans for which Putnam Fiduciary Trust or its affiliates serve as trustee and recordkeeper at the following annual rates (expressed as a percentage of the average net asset value (as defined below) of the plan's class A shares): 0.25% of the first $5 million, 0.20% of the next $5 million, 0.15% of the next $10 million, 0.10% of the next $30 million, and 0.05% thereafter. For class A qualified benefit plans for which Putnam Fiduciary Trust Company or its affiliates provide some services but do not act as trustee and recordkeeper, Putnam Mutual Funds will pay service fees to the dealer of record of up to 0.25% of average net assets, depending on the level of service provided by Putnam Fiduciary Trust Company or its affiliates, by the dealer of record, and by third parties. Service fees are paid quarterly to the dealer of record for that quarter.

Financial institutions receiving payments from Putnam Mutual Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Mutual Funds and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Financial institutions receiving payments from Putnam Mutual Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

INVESTOR SERVICES

SHAREHOLDER INFORMATION

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 7:00 p.m. Boston time for more information, including account balances.

YOUR INVESTING ACCOUNT

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check, endorsed to the order of the fund. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Mutual Funds.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How to sell shares" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Mutual Funds, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Mutual Funds, which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000. Contact
Putnam Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining
Investing Accounts.

REINSTATEMENT PRIVILEGE

An investor who has redeemed shares of the fund may reinvest (within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the Exchange Privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Mutual Funds receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Shareholders will receive from Putnam Mutual Funds the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

EXCHANGE PRIVILEGE

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding 15 days.
During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the Telephone Exchange Privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Mutual Funds or investment dealers having sales contracts with Putnam Mutual Funds. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the Exchange Privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis. The Exchange Privilege may be revised or terminated at any time. Shareholders would be notified of any such change or suspension.

DIVIDENDS PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

PLANS AVAILABLE TO SHAREHOLDERS

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Mutual Funds or Putnam Investor Services may modify or cease offering these plans at any time.

AUTOMATIC CASH WITHDRAWAL PLAN ("ACWP"). An investor who owns or buys shares of the fund valued at $10,000 or more at the current public offering price may open an ACWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor.
The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Mutual Funds or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

TAX QUALIFIED RETIREMENT PLANS; 403(B) AND SEP PLANS.  (NOT
OFFERED BY FUNDS INVESTING PRIMARILY IN TAX-EXEMPT SECURITIES.)
Investors may purchase shares of the fund through the following
Tax Qualified Retirement Plans, available to qualified individuals or organizations:

     Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and

     Individual Retirement Account Plans (IRAs).

Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam Investor Services will furnish services under each plan at a specified annual cost. Putnam Fiduciary Trust Company serves as trustee under each of these Plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Mutual Funds. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined Contribution Plan Services at 1-800-225-2465, extension 8600.

A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of
Section 501(c)(3) of the Internal Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Mutual Funds. Shares of the fund may also be used in simplified employee pension (SEP) plans. For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Mutual Funds.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security
Act of 1974, or otherwise, is recommended.

SIGNATURE GUARANTEES

Redemption requests for shares having a net asset value of $100,000 or more must be signed by the registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is acceptable under and conforms with Putnam Fiduciary Trust Company's signature guarantee procedures. A copy of such procedures is available upon request. If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you must provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at the maximum public offering price for class A shares and class M shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by
(i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for class A shares or class M shares, as appropriate, and net asset value for other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past ten fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return for periods including the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.

COMPARISON OF PORTFOLIO PERFORMANCE

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these comparisons to its shareholders or to potential
investors.   THE AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED
ON THEIR OWN CRITERIA RATHER THAN ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN THE PRECEDING SECTION.

     LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     MORNINGSTAR, INC. distributes mutual fund ratings twice a month. The ratings are divided into five groups:
     highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/WIESENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

     THE CONSUMER PRICE INDEX, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

     THE DOW JONES INDUSTRIAL AVERAGE is an index of 30 common stocks frequently used as a general measure of stock market performance.

     THE DOW JONES UTILITIES AVERAGE is an index of 15 utility stocks frequently used as a general measure of stock market performance.

     CS FIRST BOSTON HIGH YIELD INDEX is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

     THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.
     THE LEHMAN BROTHERS ASSET-BACKED SECURITIES INDEX is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (noncallable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

     THE LEHMAN BROTHERS CORPORATE BOND INDEX is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

     THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     THE LEHMAN BROTHERS INTERMEDIATE TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

     THE LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations
     (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

     THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

     THE LEHMAN BROTHERS MUNICIPAL BOND INDEX is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds.

     THE LEHMAN BROTHERS TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $100 million.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS
     INDEX is an index of approximately 1,100 securities representing 20 emerging markets, with all values expressed in U.S. dollars.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX is an index of approximately 1,045 equity securities issued by companies located in 18 countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S. dollars.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX is an index of approximately 627 equity securities issued by companies located in one of 13 European countries, with all values expressed in U.S. dollars.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX is an index of approximately 418 equity securities issued by companies located in 5 countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia. All values are expressed in U.S. dollars.

     THE NASDAQ INDUSTRIAL AVERAGE is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

     THE RUSSELL 2000 INDEX is composed of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of 3,000 large U.S. companies ranked by market capitalization, representing approximately 98% of the U.S.
     equity market.

     THE SALOMON BROTHERS LONG-TERM HIGH-GRADE CORPORATE BOND INDEX is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

     THE SALOMON BROTHERS LONG-TERM TREASURY INDEX is an index of U.S. government securities with maturities greater than 10 years.

     THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX is an index that tracks the performance of the 14 government bond markets of Australia, Austria, Belgium Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria.

     THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (non
     $U.S.) is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

     STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX is an index of common stocks frequently used as a general measure of stock market performance.

     STANDARD & POOR'S 40 UTILITIES INDEX is an index of 40 utility stocks.

     STANDARD & POOR'S/BARRA VALUE INDEX is an index constructed by ranking the securities in the Standard & Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Composite Stock Price Index.

In addition, Putnam Mutual Funds may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.

DEFINITIONS

"Putnam Management"         --  Putnam Investment Management,
                                Inc., the fund's investment
                                manager.

"Putnam Mutual Funds"       --  Putnam Mutual Funds Corp., the
                                fund's principal underwriter.

"Putnam Fiduciary Trust     --  Putnam Fiduciary Trust Company,
 Company"                       the fund's custodian.

"Putnam Investor Services"  --  Putnam Investor Services, a
                                division of Putnam Fiduciary
                                Trust Company, the fund's
                                investor servicing agent.



            PUTNAM MONEY MARKET FUND (the "Money Market Fund")
           PUTNAM TAX EXEMPT MONEY MARKET FUND (the "Tax Exempt
                            Money Market Fund")

                                 FORM N-1A
                                  PART C

                             OTHER INFORMATION

Item 24.               Financial Statements and Exhibits

                       (a)        Index to Financial Statements
                                  and Supporting Schedules:

                               (1)       Financial Statements
                                         for Putnam Money Market
                                         Fund:

                                  Statement of assets and
                                  liabilities --September 30,
                                     1997(a)    .
                                  Statement of operations --
                                  year ended September 30,
                                     1997(a)    .
                                  Statement of changes in net
                                  assets -- periods ended
                                  September 30,    1997     and
                                  September 30,    1996(a)    .
                                  Financial highlights (a)(b).
                                  Notes to financial
                                  statements(a).

                                  Financial Statements for
                                  Putnam Tax Exempt Money Market
                                  Fund:

                                  Statement of assets and
                                  liabilities --September 30,
                                     1997(a)    .
                                  Statement of operations --
                                  year ended September 30,
                                     1997(a)    .
                                  Statement of changes in net
                                  assets -- years ended
                                  September 30,    1997     and
                                  September 30,    1996(a)    .
                                  Financial highlights (a)(b).
                                  Notes to financial
                                  statements(a).

                               (2)       Supporting Schedules:

                                         Schedule I -- Portfolio
                                         of investments owned
                                         for Putnam Money Market
                                         Fund and Putnam Tax
                                         Exempt Money Market
                                         Fund --September 30,
                                            1997(a)    .
                                         Schedules II through IX
                                         omitted because the
                                         required matter is not
                                         present.

---------------------- (a)        Incorporated by reference into
                                  Parts A and B.
                                  (b)Included in Part A.


       (b)  Exhibits:

                       1a.        Agreement and Declaration of
                                  Trust, as amended and restated
                                  on July 7, 1994 for Putnam
                                  Money Market Fund --
                                  Incorporated by reference to
                                  Post-Effective Amendment No.
                                  25 to the Money Market Fund's
                                  Registration Statement.
                       1b.        Agreement and Declaration of
                                  Trust, as amended July 13,
                                  1992, for Putnam Tax Exempt
                                  Money Market Fund --
                                  Incorporated by reference to
                                  Post-Effective Amendment No. 6
                                  to the Tax Exempt Money Market
                                  Fund's Registration Statement.
                       2.         By-Laws, as amended through
                                  February 1, 1994 for Putnam
                                  Money Market Fund and Putnam
                                  Tax Exempt Money Market Fund -
                                  - Incorporated by reference to
                                  Post-Effective Amendment No.
                                  25 to the Money Market Fund's
                                  Registration Statement and
                                  Post-Effective Amendment No. 9
                                  to the Tax Exempt Money Market
                                  Fund's Registration Statement.
                       3.         Not applicable.
                       4a.        Portions of Agreement and
                                  Declaration of Trust Relating
                                  to Shareholders' Rights for
                                  Putnam Money Market Fund --
                                  Incorporated by reference to
                                  Post-Effective Amendment No.
                                  25 to the Money Market Fund's
                                  Registration Statement.
                       4b.        Portions of Agreement and
                                  Declaration of Trust Relating
                                  to Shareholders' Rights for
                                  Putnam Tax Exempt Money Market
                                  Fund --Incorporated by
                                  reference to Post-Effective
                                  Amendment No. 7 to the Tax
                                  Exempt Money Market Fund's
                                  Registration Statement.
                       4c.        Portions of By-Laws Relating
                                  to Shareholders' Rights for
                                  Putnam Money Market Fund and
                                  Putnam Tax Exempt Money Market
                                  Fund --Incorporated by
                                  reference to Post-Effective
                                  Amendment No. 25 to the Money
                                  Market Fund's Registration
                                  Statement and Post-Effective
                                  Amendment No. 9 to the Tax
                                  Exempt Money Market Fund's
                                  Registration Statement.
                       5a.        Management Contract dated
                                  December 21, 1988 for Putnam
                                  Money Market Fund --
                                  Incorporated by reference to
                                  Post-Effective Amendment No.
                                  17 to the Money Market Fund's
                                  Registration Statement.
                       5b.        Management Contract dated
                                  January 20, 1997 for Putnam
                                  Tax Exempt Money Market Fund -
                                  -   Incorporated by reference
                                  to Post-Effective Amendment
                                  No. 11 to the Tax Exempt Money
                                  Market Fund's Registration
                                  Statement.
                       6a.        Distributor's Contract dated
                                  September 1, 1994 for Putnam
                                  Money Market Fund --
                                  Incorporated by reference to
                                  Post-Effective Amendment No.
                                  25 to the Money Market Fund's
                                  Registration Statement.
                       6b.        Distributor's Contract dated
                                  May 6, 1994 for Putnam Tax
                                  Exempt Money Market Fund --
                                  Incorporated by reference to
                                  Post-Effective Amendment No. 9
                                  to the Tax Exempt Money Market
                                  Fund's Registration Statement.
                       6c.        Form of Specimen Dealer Sales
                                  Contract for Putnam Money
                                  Market Fund and Putnam Tax
                                  Exempt Money Market Fund --
                                  Incorporated by reference to
                                  Post-Effective Amendment No.
                                  26  to the Money Market Fund's
                                  Registration Statement and
                                  Post-Effective Amendment No.
                                  10 to the Tax Exempt Money
                                  Market Fund's Registration
                                  Statement.
                       6d.        Form of Specimen Financial
                                  Institution Sales C ontract for
                                  Putnam Money Market Fund and
                                  Putnam Tax Exempt Money Market
                                  Fund --Incorporated by
                                  reference to Post-Effective
                                  Amendment No. 26  to the Money
                                  Market Fund's Registration
                                  Statement and Post-Effective
                                  Amendment No. 10 to the Tax
                                  Exempt Money Market Fund's
                                  Registration Statement.
                       7.         Trustee Retirement Plan dated
                                  October 4, 1996 --
                                     Incorporated by reference
                                  to Post-Effective Amendment
                                  No. 11 to the Tax Exempt Money
                                  Market Fund's Registration
                                  Statement and Post-Effective
                                  Amendment No. 27 to the Money
                                  Market Fund's Registration
                                  Statement.
                       8.         Custodian Agreement with
                                  Putnam Fiduciary Trust Company
                                  dated May 3, 1991, as amended
                                  July 13, 1992 for Putnam Money
                                  Market Fund and Putnam Tax
                                  Exempt Money Market Fund --
                                  Incorporated by reference to
                                  Post-Effective Amendment No.
                                  23 to the Money Market Fund's
                                  Registration Statement and
                                  Post-Effective Amendment No. 7
                                  to the Tax Exempt Money Market
                                  Fund's Registration Statement.
                       9.         Investor Servicing Agreement
                                  dated June 3, 1991 with Putnam
                                  Fiduciary Trust Company for
                                  Putnam Money Market Fund and
                                  Putnam Tax Exempt Money Market
                                  Fund -- Incorporated by
                                  reference to Post-Effective
                                  Amendment No. 21 to the Money
                                  Market Fund's Registration
                                  Statement and Post-Effective
                                  Amendment No. 5 to the Tax
                                  Exempt Money Market Fund's
                                  Registration Statement.
                       10a.       Opinion of Ropes & Gray,
                                  including consent for Putnam
                                  Money Market Fund --
                                  Incorporated by reference to
                                  Post-Effective Amendment No.
                                  23 to the Money Market Fund's
                                  Registration Statement.
                       10b.       Opinion of Ropes & Gray,
                                  including consent for Putnam
                                  Tax Exempt Money Market Fund -
                                  -   Incorporated by reference
                                  to Post-Effective Amendment
                                  No. 11 to the Tax Exempt Money
                                  Market Fund's Registration
                                  Statement.
                       11.        Not applicable.
                       12.        Not applicable.
                       13a.       Class B Investment Letter from
                                  The Putnam Management Company,
                                  Inc. to the Registrant dated
                                  April 24, 1992 for Putnam
                                  Money Market Fund --
                                  Incorporated by reference to
                                  Post-Effective Amendment No.
                                  22 to the Money Market Fund's
                                  Registration Statement.
                       13b.       Investment Letter from The
                                  Putnam Management Company,
                                  Inc. to Putnam Tax Exempt
                                  Money Market Fund --
                                  Incorporated by reference to
                                  Pre-Effective Amendment No. 2
                                  to the Tax Exempt Money Market
                                  Fund's Registration Statement.
                       14.        Not applicable.
                       15a.       Class B Distribution Plan and
                                  Agreement dated April 24, 1992
                                  for Putnam Money Market Fund
                                  -- Incorporated by reference
                                  to Post-Effective Amendment
                                  No. 22 to the Money Market
                                  Fund's Registration Statement.
                       15b.       Class M Distribution Plan and
                                  Agreement dated November 28,
                                  1994 for Putnam Money Market
                                  Fund -- Incorporated by
                                  reference to Post-Effective
                                  Amendment No. 9 to the Money
                                  Market Fund's Registration
                                  Statement.
                       15c.       Distribution Plan and
                                  Agreement dated July 10, 1987,
                                  as amended on January 1, 1990
                                  for Putnam Tax Exempt Money
                                  Market Fund --Incorporated by
                                  reference to Post-Effective
                                  Amendment No. 4 to the Tax
                                  Exempt Money Market Fund's
                                  Registration Statement.
                       15d.       Form of Specimen Dealer
                                  Service Agreement for Putnam
                                  Money Market Fund and Putnam
                                  Tax Exempt Money Market Fund -
                                  -    Exhibit 1.
                       15e.       Form of Specimen Financial
                                  Institution Service Agreement
                                  for Putnam Money Market Fund
                                  and Putnam Tax Exempt Money
                                  Market Fund --    Exhibit
                                  2.
                       16a.       Schedules for computation of
                                  performance quotations for
                                  Putnam Money Market Fund --
                                  Exhibit    3    .
                       16b.       Schedules for computation of
                                  performance quotations for
                                  Putnam Tax Exempt Money Market
                                  Fund -- Exhibit    4    .
                       17a.       Financial Data Schedule for
                                  Class A shares of Putnam Money
                                  Market Fund --Exhibit
                                     5    .
                       17b.       Financial Data Schedule for
                                  Class B shares of Putnam Money
                                  Market Fund --Exhibit
                                     6    .
                       17c.       Financial Data Schedule for
                                  Class M shares of Putnam Money
                                  Market Fund -        Exhibit
                                     7    .
                       17d.       Financial Data Schedule for
                                  Putnam Tax Exempt Money Market
                                  Fund -- Exhibit    8    .
                       18.        Rule 18f-3(d) Plan for Putnam
                                  Money Market Fund --
                                  Incorporated by reference to
                                  Post-Effective Amendment No.
                                  26 to the Money Market Fund's
                                  Registration Statement.

Item 25.               Persons Controlled by or under Common
                       Control with Registrants

       None.


Item 26.               Number of Holders of Securities

  As of December 31,    1997    , the number of record holders
of each class of securities of the Registrants    was     as
follows:


                           Number of record holders
                    -------------------------------------
                    Class A     Class B    Class M
                    -------     -------    -------

Money Market Fund      88,089   21,343     3,018

Tax Exempt Money
Market Fund            4,209
N/A                 N/A


Item 27.  Indemnification

    The information required by this item for Putnam Tax Exempt
Money Market Fund is incorporated herein by reference to its initial Registration Statement on Form N-1A under the Investment
Company Act of 1940 (File No. 811-5215).

    The information required by this item for Putnam Money
Market Fund is incorporated herein by reference to Post-Effective
Amendment No. 26    to     the Registrant's Registration
Statement on Form N-1A under the Investment Company Act of 1940
(File No. 811-  2608).

Items 28 and 29.

Item 28.  Business and Other Connections of Investment Adviser

    Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is One Post Office Square, Boston, Massachusetts 02109.

Name                      Non-Putnam business and other
    connections

Michael J. Abata          Prior to May, 1997, Assistant
Assistant Vice President    Alliance Capital Management Corp.,
                            1345 Avenue of the Americas, New
                            York, NY 10020

Nikesh Arora              Prior to April, 1997, Chief Financial
Vice President              Officer, Fidelity Investments, 82
                            Devonshire St., Boston, MA 02110

Michael Arends            Prior to May, 1997, Managing Director,
Senior Vice President       Equities, Phoenix Duff & Phelps, 56
                            Prospect St., Hartford, CT 06101

Michael J. Atkin          Prior to July, 1997, Director of
Senior Vice President       Latin America, Institute of
                            International Finance, 2000
                            Pennsylvania Avenue, Washington,
                            D.C. 20006

Rowland T. Bankes         Prior to July, 1997, Senior Fixed-
Vice President              Income Trader, Jennison Associates
                            Capital Corp., One Financial Center,
                            Boston, MA 02110

Robert R. Beck            Director, Charles Bridge Publishing,
Senior Vice President       85 Main St., Watertown, MA 02172

Geoffrey C. Blaisdell     Prior to October, 1997, Vice President
Senior Vice President       Blackrock Financial, 345 Park
                            Avenue, New York, NY 10010

John A. Boselli           Prior to April, 1996, Senior Manager,
Vice President              Price Waterhouse LLP, 200 E.
                            Randolph Drive, Chicago, IL 60601

Jeffrey M. Bray           Prior to October, 1997, Analyst,
Vice President              Lehman Brothers, 3 World Financial
                            Center, New York, NY 10285

Ronald J. Bukovak         Prior to October, 1997, Senior Manager
Vice President              Valuation, Price Waterhouse, 200 E.
                            Randolph Drive, Chicago, IL 60601

Robert W. Burke           Member-Executive Committee, The Ridge
Senior Managing Director    Club, Country Club Road, Sandwich,
                            MA 02563; Member-Advisory Board,
                            Cathedral High School, 74 Union Park
                            St., So. Boston, MA 02118

Jack P. Chang             Prior to July, 1997, Vice President
Vice President              Columbia Management Company, 1300
                            S.W. 6th Ave., Portland, OR 97207

Mary Claire Chase         Prior to January, 1997, Director of
Vice President              Staff Development, Arthur D. Little
                            Co., 25 Acorn Park, Cambridge, MA
                            02140

James E. Corning          Prior to October, 1996, Assistant Vice
Assistant Vice President    President of Plan Investments at
                            State Street Bank & Trust, 1776
                            Heritage Dr., Quincy, MA 02171

C. Beth Cotner            Director, The Lyric Stage Theater, 140
Senior Vice President       Clarendon St., Boston, MA; Prior to
                            September, 1995, Executive Vice
                            President, Director of U.S. Equity
                            Funds, Kemper Financial Services,
                            120 S. LaSalle St., Chicago, IL
                            60603

Kevin M. Cronin           Prior February, 1997, Vice President
Senior Vice President       and Portfolio Manager, MFS
                            Investment Management, 500 Boylston
                            St., Boston, MA 02117

Peter J. Curran           Prior to January, 1996, Vice President
Senior Vice President       ITT Sheraton Director Worldwide
                            Staffing, ITT Sheraton Corporation,
                            60 State St., Boston, MA 02109

William J. Curtin         Prior to August, 1996, Managing
Managing Director           Director, Chief Global Fixed-Income
                            Strategist, Lehman Brothers, 3 World
                            Financial Center, New York, NY 10285

Sean G. Daly              Prior to March, 1997, Assistant
Assistant Vice President    Vice President-Corporate Accounting,
                            Fleet Financial Group, 111
                            Westminster St., Providence, RI
                            02903

Michael W. Davis          Prior to August, 1997, Technical
Vice President              Finance Consultant, Bank of America
                            Mortgage, 50 California St., San
                            Francisco, CA 94111; Prior to
                            January, 1996, Consultant, Martin
                            Davis and Associates, 33215
                            Sandpiper Rd., Freemont, CA 94555

Michael G. Dolan          Chairman-Finance Council, St. Mary's
Assistant Vice President    Parish, 44 Myrtle St., Melrose, MA
                            02176; Member, School Advisory
                            Board, St. Mary's School, 44 Myrtle
                            St., Melrose, MA 02176

Andrea Donnelly           Prior to March, 1996, Equity Trader,
Assistant Vice President    Hellman Jordan Management Company,
                            Inc., 75 State St., Suite 2420,
                            Boston, MA 02109

Martha A. Donovan         Prior to July, 1996, Assistant
Vice President              Treasurer, CBS Inc., 51 W. 52nd St.,
                            New York, NY 10020

Nathan Eigerman           Prior to July, 1996, Quantitative
Assistant Vice President    Analyst, Fidelity Management &
                            Research, 82 Devonshire St., Boston,
                            MA 02110

Irene M. Esteves          Prior to January, 1997, Vice
Managing Director           President, Miller Brewing Co., 3939
                            West Highland Blvd. Milwaukee, WI.
                            53201

Ian C. Ferguson           Prior to April, 1996, Chief
Senior Managing Director    Executive Officer, HSBC Asset
                            Management, Ltd., 6 Bevis Marks,
                            London, England

Brian J. Fullerton        Prior to November, 1995, Vice
Senior Vice President       President, Pension and 401(k)
                            Derivatives Marketing, J.P. Morgan,
                            60 Wall Street, New York, NY 10260

J. Peter Grant            Trustee, The Dover Church, Dover, MA
Senior Vice President       02030

Donnalee Guerin           Prior to September, 1996, Corporate
Assistant Vice President  Service Manager, Haemonetics Corp.,
                          400 Wood Rd., Braintree, MA  02184.

Paul E. Haagensen         Director, Haagensen Research
Senior Vice President     Foundation, 630 West 168th St., New
                          York, NY 10032

James B. Haines           Prior to February, 1997, Associate,
Assistant Vice President  Benefits Department, Ropes & Gray,
                          One International Place, Boston, MA
                          02110

Matthew C. Halperin       Prior to April, 1996, Portfolio
Senior Vice President     Manager, Allstate Insurance, 3075
                          Sanders Road, Northbrook, IL 60062

Mary S. Hapij             Prior to March, 1997, Research
Assistant Vice President  Library Manager, Pioneering
                          Management Corp., 60 State Street,
                          Boston, MA 02109; Prior to January,
                          1996, Information Resource Center
                          Manager, Copley Real Estate
                          Advisers, 399 Boylston St., Boston,
                          MA 02116

Nigel P. Hart             Prior to October, 1997, Senior Vice
Vice President            President and Portfolio Manager,
                          Investment Advisers, 3700 First Bank
                          Place, Minneapolis, MN 55402

Thomas R. Haslett         Prior to December, 1996, Managing
Managing Director         Director and Senior Portfolio
                          Manager, Montgomery Asset
                          Management, LTD, 101 California St.,
                          San Franscisco, CA 94111

Timothy E. Hawkins        Prior to September, 1997, Investment
Vice President            Officer, Liberty Mutual, 175
                          Berkeley St., Boston, MA 02116

Daniel E. Herbert         Prior to April, 1996, Vice President
Vice President            and Analyst, Keystone Group, Inc.,
                          200 Berkeley St., Boston, MA 02116

Thomas J. Hoey            Prior to April, 1996, Securities
Vice President            Analyst, Driehaus Capital
                          Management, Inc., 25 East Erie St.,
                          Chicago, IL 60610

Jerome J. Jacobs          Prior to September, 1996, Head of
Managing Director         Municipal Bond Group, Vanguard
                          Group Investments, 100 Vanguard
                          Blvd., Malvern, PA 19482

Omid Kamshad              Prior to January, 1996, Investment
Senior Vice President     Director, Lombard Odier, 13
                          Southampton Place, London, England,
                          WC1

Mary E. Kearney           Trustee, Massachusetts Eye and Ear
Managing Director         Infirmary, 243 Charles St., Boston,
                          MA 02114

Matthew W. Keenan         Prior to December, 1996, Copy Editor,
Vice President            The Boston Globe, 135 Morrisey
                          Blvd., Boston, MA 02107

Catherine Kennedy         Prior to September, 1997, Principal
Vice President            Morgan Stanley, 1585 Broadway, New
                          York, NY 10036

Jeffrey K. Kerrigan       Prior to June, 1997, Vice President,
Assistant Vice President  Fleet Investments, 75 State St.,
                          Boston, MA 02109

David R. King             Prior to October, 1997, Vice President
Vice President            Massachusetts Financial Services,
                          500 Boylston St., Boston, MA

Deborah F. Kuenstner      Prior to March, 1997, Senior Portfolio
Senior Vice President     Manager, DuPont Pension Fund
                          Investment, 1 Right Parkway,
                          Wilmington, DE 19850

Thomas J. Kurey           Prior to August, 1997, Vice President
Vice President            Everen Securities, 77 W. Wacker,
                          Chicago, IL 60601

Kenneth W. Lang           Prior to April, 1997, Vice President,
Vice President            Montgomery Securities, 600
                          Montgomery St., San Francisco, CA
                          94111

Coleman N. Lannum, III    Prior to June, 1997, Director-
Vice President            Investor Relations, Mallinckrodt,
                          Inc., 7733 Forsyth Blvd., St. Louis,
                          MO 63105

Lawrence J. Lasser        Director, Marsh & McLennan Companies,
President, Director       Inc., 1221 Avenue of the Americas,
and Chief Executive       New York, NY  10020; Board Member,
                          Artery Business Committee, One
                          Beacon Street, Boston, MA 02108;
                          Board of Managers, Investment and
                          Finance Committees, Beth Israel
                          Hospital, 330 Brookline Avenue,
                          Boston, MA 02215; Board of
                          Governors, Executive Committee,
                          Investment Company Institute, 1401
                          H. St., N.W., Suite 1200,
                          Washington, DC 20005; Board of
                          Overseers, Museum of Fine Arts, 465
                          Huntington Ave., Boston, MA 02115;
                          Board Member, Trust for City Hall
                          Plaza, Three Center Plaza, Boston,
                          MA 02108; Board Member, The Vault
                          Coordinating Committee, c/o John
                          Hancock Mutual Life Insurance
                          Company, Law Sector, T-55, P.O. Box
                          111, Boston, MA 02117

Joan M. Leary             Prior to January, 1997, Senior Tax
Assistant Vice President  Manager, KPMG, 99 High St., Boston,
                          MA 02110

Julian W. Lim             Prior to July, 1997, Manager, Fidelity
Assistant Vice President  Management & Research, 82 Devonshire
                          St., Boston, MA 02110

Geirulv Lode              Prior to July, 1997, Vice President
Vice President            Chancellor Lgt. Asset Management,
                          1166 Avenue of the Americas, New
                          York, NY 10036

Diana R. Madonna          Prior to January, 1997, Librarian,
Assistant Vice President  Lipper Analytical Services, Inc.,
                          1380 Lawrence St., Denver CO 80204

Bruce D. Martin           Prior to April, 1997, Vice President,
Vice President            Eaton Vance, 29 Federal St., Boston,
                          MA 02110; Prior to August, 1996,
                          Senior Research Officer, John
                          Hancock Mutual Life Insurance Co.,
                          101 Huntington Ave., Boston, MA
                          02190

Saba Malak                Prior to October, 1997, Consultant,
Vice President            The Boston Consultant, Exchange
                          Place, Boston, MA 02109

Kevin Maloney             Trustee, Town of Hanover, NH, Trustee
Managing Director         of Trust Funds, Hanover, NH 03755;
                          President and Board Member,
                          Hampshire Cooperative Nursery
                          School, Dartmouth College Highway,
                          Hanover, NH 03755

Scott M. Maxwell          Prior to March, 1997, Chief Financial
Managing Director         Officer-Equity Division, Lehman
                          Brothers, 3 World Financial Center,
                          New York, NY 10285

William F. McGue          Member, Advisory Committee, Academy
Managing Director         of Finance, 2 Oliver St., Boston, MA
                          02109

Mary G. McNamee           Prior to December, 1996, Recruitment
Assistant Vice President  Consultant, 171 Walnut St. Boston,
                          MA 02110

Sandeep Mehta             Prior to May, 1996, Vice President,
Vice President            Wellington Management Co., 100
                          Vanguard Blvd., Malvern, PA 19355

Carol H. Miller           Board Member, The Lyric Stage Theater,
Assistant Vice President  140 Clarendon St., Boston, MA 02116

William H. Miller         Prior to October, 1997, Vice
Senior Vice President     President and Asset Portfolio
                          Manager, Delawre Management, One
                          Commerce Square, Philadelphia, PA;
                          Prior to January, 1995, Vice
                          President and Analyst, Janney,
                          Montgomery, Scott, 1801 Market St.,
                          Philadelphia, PA 19104

Jeanne L. Mockard         Trustee, The Bryn Mawr School, 109
Senior Vice President     W. Melrose Avenue, Baltimore, MD
                          21210

Gerard I. Moore           Prior to August, 1997, Vice
Vice President            President/Equity Research, Boston
                          Company Asset Management, One
                          Boston, Place, Boston, MA 02109

Kelly A. Morgan           Prior to September, 1996, Senior Vice
Senior Vice President     President and International
                          Portfolio Manager, Alliance Capital
                          Management, 1345 Avenue of the
                          Americas, New York, NY 10020

David D. Motill           Prior to April, 1996, Indepdendent
Vice President            Consultant, 417 Valley Forge Rd.,
                          Wayne, PA 19087; Prior to July,
                          1995, Senior Investment Analyst, SEI
                          Investments, One Freedom Valley
                          Drive, Oaks, PA 19456

Lois O'Brien              Prior to March, 1996, Director,
Assistant Vice President  Training and Development, J. Baker,
                          Inc., 555 Turnpike St., Canton, MA
                          02021

Gayle M. O'Connell        Prior to March, 1997, Assistant
Assistant Vice President  Director of Human Resources, ITT
                          Sheraton Corporation, 60 State St.,
                          Boston, MA 02109

Stephen S. Oler           Prior to June, 1997, Vice President,
Senior Vice President     Templeton Investment Counsel, 500 E.
                          Broward Blvd., Ft. Lauderdale, FL
                          33394; Prior to February, 1996,
                          Senior Vice President, Baring Asset
                          Management, 125 High St., Boston, MA
                          02110

Carmel Peters             Prior to April, 1997, Managing
Senior Vice President     Director/Chief Investment Officer,
                          Asia Pacific, Wheelock NatWest
                          Investment Management, Ltd, NatWest
                          Tower, Times Square, Causeway Bay,
                          Hong Kong, China; Prior to February,
                          1996, Chief Investment Officer, Asia
                          Pacific, Rothschild Asset Management
                          Asia Pacific, Hong Kong, Alexandra
                          House, Central Hong Kong, China

William Perry             Prior to September, 1997, Senior
Senior Vice President     Trader, Fidelity Management &
                          Research, 82 Devonshire St., Boston,
                          MA 02110

Keith Plapinger           Vice Chairman and Trustee, Advent
Vice President            School, 17 Brimmer St., Boston, MA
                          02108

Charles E. Porter         Director, The Boston Fulbright
Executive Vice President  Committee, 99 Garden St., Cambridge,
                          MA; Trustee, Anatolia College and
                          The American College of
                          Thessaloniki, 555 10 Pycea,
                          Thessaloniki, Greece

George Putnam             Chairman and Director, Putnam Mutual
Chairman and Director     Funds Corp.; Director, The Boston
                          Company, Inc., One Boston Place,
                          Boston, MA 02108; Director, Boston
                          Safe Deposit and Trust Company, One
                          Boston Place, Boston, MA 02108;
                          Director, Freeport-McMoRan, Inc.,
                          200 Park Avenue, New York, NY 10166;
                          Director, General Mills, Inc., 9200
                          Wayzata Boulevard, Minneapolis, MN
                          55440; Director, Houghton Mifflin
                          Company, One Beacon Street, Boston,
                          MA 02108; Director, Marsh & McLennan
                          Companies, Inc., 1221 Avenue of the
                          Americas, New York, NY 10020;
                          Director, Rockefeller Group, Inc.,
                          1230 Avenue of the Americas, New
                          York, NY 10020

Keith Quinton             Director, Eleazar, Inc., West Wheelock
Senior Vice President     St., Hanover, NH 03755

Kimberly A. Raynor        Prior to April, 1996, Principal,
Vice President            Principal, Scudder, Stevens & Clark,
                          2 International Place, Boston, MA
                          02110

Paul A. Rokosz            Prior to November, 1996, Analyst,
Vice President            Kemper Financial Services, 120 S.
                          Casalle St., Chicago, IL 60606

Michael V. Salm           Prior to November, 1997, Mortgage
Vice President            Analyst, Blackrock Financial
                          Management, 345 Park Ave., New York,
                          NY 10010; Prior to May, 1996,
                          Trader, Nomura Securities, 2 World
                          Financial Center, New York, NY 10048

Robert J. Schoen          Prior to June, 1997, Sole Proprietor,
Assistant Vice President  Schoen Timing Strategies, 315 E.
                          21st St., New York, NY 10010

Justin M. Scott           Director, DSI Properties (Neja) Ltd.
Managing Director         Epping Rd., Reydon, Essex CM19 5RD;
                          Director, DSI Management (Neja)
                          Ltd., Epping Rd., Reydon, Essex CM19
                          5RD

Max S. Senter             General Partner, M.S. Senter & Sons
Senior Vice President     Partnership, 4900 Fayetteville, Rd.,
                          Raleigh, NC 27611

Mitchell D. Schultz       Prior to September, 1996, Vice
Senior Vice President     President, Human Resources, The Walt
                          Disney Co., 500 South Buena Vista
                          St., Burbank, CA  91510

Edward Shadek, Jr.        Prior to March, 1997, Portfolio
Vice President            Manager, Newhold Asset Management,
                          950 Haverford Rd., Bryn Mawr, PA
                          19010

Gordon H. Silver          Trustee, Wang Center for the
Managing Director         Performing Arts, 270 Tremont St.,
                          Boston, MA 02116

Erin J. Spatz             Prior to May, 1996, Vice
Vice President            President, Pioneering Management
                          Organization, 60 State St., Boston,
                          MA 02109

Steven Spiegel            Director, Ultra Corp., 29 East
Senior Managing Director  Madison St., Chicago, IL 60602;
                          Trustee, Babson College, One College
                          Drive, Wellesley, MA 02157; Prior to
                          December, 1994, Managing
                          Director/Retirement, Lehman
                          Brothers, Inc., 200 Vesey St., World
                          Financial Center, New York, NY 10285

Christopher A. Spurlock   Prior to May, 1997, Sales Trader,
Vice President            J.P. Morgan, 60 Wall St., New York,
                          NY; Prior to March, 1996, Equity
                          Trader, Pioneer Group, 60 State St.,
                          Boston, MA 02109

Michael P. Stack          Prior to November, 1997, Senior
Senior Vice President     Vice President and Portfolio
                          Manager, Independence Investment
                          Associates, 53 State St., Boston, MA
                          02109

Casey Strumpf             Prior to January, 1997, Director, Blue
Senior Vice President     Cross and Blue Shield, 100 Summer
                          St., Boston, MA 02110

Maryann Sullivan          Prior to August, 1996, Unit Manager,
Assistant Vice President  First Data Services,  4400 Computer
                          Dr., Westboro, MA 01581

Heidi A. Tuchen           Prior to December 1996, Vice President
Assistant Vice President  and Credit Officer, Fleet Financial
                          Group, 75 State St.,  Boston, MA
                          02109

Scott G. Vierra           Prior to September, 1997, Staffing
Vice President            Lead, Cisco Systems, 250 Apollo
                          Drive, Chelmsford, MA 01824

David L. Waldman          Prior to June, 1997, Senior Portfolio
Managing Director         Manager, Lazard Feres Asset
                          Management, 30 Rockefeller Center,
                          New York, NY 10112

Paul C. Warren            Prior to May, 1997, Director
Senior Vice President     IDS Fund Management, LT, One Pacific
                          Place, Squuensway, Hong Kong, China

Eric Wetlaufer            Prior to November, 1997, Managing
Managing Director         Director and Portfolio Manager,
                          Cadence Capital Management, Exchange
                          Place, Boston, MA 02109

Burton Wilson             Prior to March, 1997, Associate
Assistant Vice President  Investments-Banking, Robertson
                          Stephens & Co., 555 California St.,
                          Suite 2600, San Francisco, CA 94104

Michael R. Yogg           Prior to November, 1996, Portfolio
Senior Vice President     Manager, State Street Research &
                          Management, One Financial Center,
                          Boston, MA 02111

Scott D. Zaleski          Prior to May, 1997, Investment Officer
Assistant Vice President  State Street Bank & Trust, 1776
                          Heritage Dr., Quincy, MA 02171;
                          Prior to September, 1996, Investment
                          Associate Fidelity Investments, 82
                          Devonshire St., Boston, MA 02109

Michael P. Zeller         Prior to July, 1997, Sales Manager,
Vice President            NYNEX Information Resources, 35
                          Village Rd., Middleton, MA 01949

William E. Zieff          Prior to December, 1996, Global Asset
Managing Director         Allocation, Granthham, Mayo, Van
                          Otterloo & Co., 40 Rowes Wharf,
                          Boston, MA 02110

Item 29. Principal Underwriter

(a) Putnam Mutual Funds Corp. is the principal underwriter for each of the following investment companies, including the
Registrant:

Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asia Pacific Growth Fund, Putnam Asset Allocation Funds, Putnam Balanced Retirement Fund, Putnam California Tax Exempt Income Fund, Putnam California Tax Exempt Money Market Fund, Putnam Capital Appreciation Fund, Putnam Convertible Income-Growth Trust, Putnam Diversified Equity Trust, Putnam Diversified Income Trust, Putnam Diversified Income Trust II, Putnam Equity Income Fund, Putnam Europe Growth Fund, Putnam Federal Income Trust, Putnam Florida Tax Exempt Income Fund, Putnam Funds Trust, The George Putnam Fund of Boston, Putnam Global Governmental Income Trust, Putnam Global Growth Fund, Putnam Global Natural Resources Fund, The Putnam Fund for Growth and Income, Putnam Growth and Income Fund II, Putnam Health Sciences Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, Putnam High Yield Municipal Trust, Putnam Income Fund, Putnam Intermediate U.S. Government Income Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Municipal Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New Opportunities Fund, Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Money Market Fund, Putnam New York Tax Exempt Opportunities Fund, Putnam Ohio Tax Exempt Income Fund, Putnam OTC & Emerging Growth Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Preferred Income Fund, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam U.S. Government Income Trust, Putnam Utilities Growth and Income Fund, Putnam Variable Trust, Putnam Vista Fund, Putnam Voyager Fund, Putnam Voyager Fund II.

(b)  The directors and officers of the Registrant's principal underwriter are listed below.  The principal business address of each person is One Post Office
Square, Boston, MA 02109:

Positions and Offices        Positions and Offices
Name                           with Underwriter                    with Registrant
John V. Adduci             Vice President                               None
Frank Albanese             Vice President                               None
Christopher A. Alders      Senior Vice President                        None
Christopher S. Alpaugh     Vice President                               None
Paulette C. Amisano        Vice President                               None
Jeanne Antill              Assistant Vice President                     None
Margaret Andrews           Vice President                               None
Steven E. Asher            Senior Vice President                        None
Scott A. Avery             Senior Vice President                        None
Christian E. Aymond        Vice President                               None
Suzanne J. Battit          Vice President                               None
Steven M. Beatty           Senior Vice President                        None
John J. Bent               Vice President                               None
Thomas A. Beringer         Vice President                               None
Sharon A. Berka            Vice President                               None
Kathleen A. Blackman       Assistant Vice President                     None
John F. Boneparth          Managing Director                            None
Keith R. Bouchard          Senior Vice President                        None
Linwood E. Bradford, Jr.   Vice President                               None
Linda M. Brady             Assistant Vice President                     None
Mary Ann Brennan           Assistant Vice President                     None
Leslee R. Bresnahan        Senior Vice President                        None
James D. Brockelman        Senior Vice President                        None
Joel S. Brockman           Vice President                               None
Timothy K. Brown           Senior Vice President                        None
Gail D. Buckner            Senior Vice President                        None
Robert W. Burke            Senior Managing Director                     None
Susan D. Cabana            Vice President                               None
Thomas C. Callahan         Assistant Vice President                     None
Robert Capone              Vice President                               None
Patricia A. Cartwright     Assistant Vice President                     None
Janet Casale-Sweeney       Senior Vice President                        None
David M. Casey             Vice President                               None
James R. Castle, Jr.       Vice President                               None
Mary Clare Chase           Vice President                               None
Louis F. Chrostowski       Vice President                               None
Daniel J. Church           Vice President                               None
Richard B. Clark           Senior Vice President                        None
Mary Clermont              Assistant Vice President                     None
John C. Clinton            Assistant Vice President                     None
Kathleen M. Collman        Managing Director                            None
Mark L. Coneeny            Senior Vice President                        None
Clare D. Connelly          Assistant Vice President                     None
Donald A. Connelly         Senior Vice President                        None
Karen E. Connolly          Assistant Vice President                     None
Barry M. Conyers           Assistant Vice President                     None
F. Nicholas Corvinus       Senior Vice President                        None
Thomas A. Cosmer           Senior Vice President                        None
Michele A. Cranston        Assistant Vice President                     None
Chad H. Cristo             Vice President                               None
Peter J. Curran            Senior Vice President                        None
Jessica E. Dahill          Vice President                               None
Kenneth L. Daly            Senior Vice President                        None
Sean G. Daly               Assistant Vice President                     None
Edward H. Dane             Vice President                               None
Nancy M. Days              Assistant Vice President                     None
Pamela De Oliveira-Smith   Assistant Vice President                     None
Lisa M. DeMont             Vice President                               None
Teresa F. Dennehy          Vice President                               None
Karen E. DiStasio          Vice President                               None
Michael G. Dolan           Assistant Vice President                     None
Scott M. Donaldson         Vice President                               None
Deirdre E. Duffy           Senior Vice President                        None
Emily J. Durbin            Vice President                               None
David B. Edlin             Managing Director                            None
Gail A. Eisenkraft         Managing Director                            None
James M. English           Senior Vice President                        None
Vincent Esposito           Managing Director                            None
Irene M. Esteves           Director and Managing Director               None
Mary K. Farrell            Assistant Vice President                     None
Michael J. Fechter         Vice President                               None
Susan H. Feldman           Senior Vice President                        None
C. Nancy Fisher            Managing Director                            None
Mitchell B. Fishman        Senior Vice President                        None
Joseph C. Fiumara          Vice President                               None
Patricia C. Flaherty       Senior Vice President                        None
Brian J. Fullerton         Senior Vice President                        None
Judy S. Gates              Senior Vice President                        None
Joseph P. Gennaco          Senior Vice President                        None
Mark P. Goodfellow         Assistant Vice President                     None
Robert Goodman             Managing Director                            None
Carol J. Gould             Assistant Vice President                     None
Anthony J. Grace           Assistant Vice President                     None
Linda K. Grace             Vice President                               None
Daniel W. Greenwood        Vice President                               None
Jill Grossberg             Assistant Vice President                     None
Denise Grove               Assistant Vice President                     None
Jeffrey P. Gubala          Vice President                               None
Donnalee Guerin            Assistant Vice President                     None
Salvatore P. Guerra        Assistant Vice President                     None
James B. Haines            Assistant Vice President                     None
Debra Hall                 Assistant Vice President                     None
James E. Halloran          Vice President                               None
Thomas W. Halloran         Senior Vice President                        None
Meghan C. Hannigan         Assistant Vice President                     None
John D. Harbeck            Vice President                               None
Bruce D. Harrington        Assistant Vice President                     None
Craig W. Hartigan          Vice President                               None
Howard W. Hawkins, III     Vice President                               None
Deanna R. Hayes-Castro     Vice President                               None
Dennis P. Hearns           Senior Vice President                        None
Gayle A. Hedstrom          Assistant Vice President                     None
Paul P. Heffernan          Vice President                               None
Susan M. Heimanson         Vice President                               None
James Hickey               Vice President                               None
Bess J.M. Hochstein        Senior Vice President                        None
Jeremiah K. Holly, Sr.     Vice President                               None
Maureen A. Holmes          Assistant Vice President                     None
Paula J. Hoyt              Assistant Vice President                     None
William J. Hurley          Managing Director and Controller             None
Dwight D. Jacobsen         Managing Director                            None
Kevin M. Joyce             Senior Vice President                        None
Karen R. Kay               Senior Vice President                        None
Mary E. Kearney            Managing Director                            None
John P. Keating            Vice President                               None
Brian J. Kelley            Vice President                               None
A. Siobahn Kelly           Assistant Vice President                     None
Anne Kinsman               Assistant Vice President                     None
Deborah H. Kirk            Senior Vice President                        None
Jill A. Koontz             Senior Vice President                        None
Linda G. Kraunelis         Assistant Vice President                     None
Howard H. Kreutzberg       Senior Vice President                        None
Marjorie B. Krieger        Assistant Vice President                     None
Charles Lacasia            Vice President                               None
James D. Lathrop           Senior Vice President                        None
Joan M. Leary              Assistant Vice President                     None
Charles C. Ledbetter       Vice President                               None
Margaret Leipsitz          Assistant Vice President                     None
Kevin Lemire               Assistant Vice President                     None
Anthony J. Leonard         Vice President                               None
Eric S. Levy               Senior Vice President                        None
Edward V. Lewandowski      Senior Vice President                        None
Edward V. Lewandowski, Jr. Vice President                               None
Samuel L. Lieberman        Vice President                               None
David M. Lifsitz           Vice President                               None
David R. Lilien            Vice President                               None
Ann Marie Linehan          Assistant Vice President                     None
Lisa M. Litant             Assistant Vice President                     None
Thomas W. Littauer         Managing Director                            None
Maura A. Lockwood          Vice President                               None
Rufino R. Lomba            Vice President                               None
Gregory T. Long            Vice President                               None
Peter V. Lucas             Senior Vice President                        None
Kevin Lucey                Assistant Vice President                     None
Robert F. Lucey            Director                                     None
Robert F. Lyons            Assistant Vice President                     None
Ann Malatos                Assistant Vice President                     None
Bonnie Mallin              Vice President                               None
Leslie Mannix              Senior Vice President                        None
Frederick S. Marius        Vice President                               None
Karen A. McCafferty        Vice President                               None
Anne B. McCarthy           Assistant Vice President                     None
Paul McConville            Vice President                               None
Brian McCracken            Assistant Vice President                     None
Bruce A. McCutcheon        Vice President                               None
Daniel E. McDermott        Assistant Vice President                     None
Mark J. McKenna            Senior Vice President                        None
Mary G. McNamee            Assistant Vice President                     None
Claye A. Metelmann         Vice President                               None
Eric D. Milgroom           Assistant Vice President                     None
Bart D. Miller             Senior Vice President                        None
Janis E. Miller            Managing Director                            None
Jeffery M. Miller          Managing Director                            None
Ronald K. Mills            Vice President                               None
Matthew P. Mintzer         Senior Vice President                        None
Kimberly A. Monahan        Vice President                               None
Paul R. Moody              Vice President                               None
Peter M. Moore             Assistant Vice President                     None
Mitchell Moret             Senior Vice President                        None
Jean Moses                 Senior Vice President                        None
Barry L. Mosher            Assistant Vice President                     None
Donald E. Mullen           Vice President                               None
Paul G. Murphy             Vice President                               None
Brendan R. Murray          Vice President                               None
Robert Nadherny            Vice President                               None
Alexander L. Nelson        Managing Director                            None
Amy Jane Newell            Vice President                               None
John P. Nickodemus         Vice President                               None
Gail A. Nickse             Assistant Vice President                     None
Kristen P. O'Brien         Senior Vice President                        None
Lois C. O'Brien            Vice President                               None
Nancy E. O'Brien           Vice President                               None
Gayle M. O'Connell         Assistant Vice President                     None
Joseph R. Palombo          Managing Director                            None
Scott A. Papes             Vice President                               None
Cynthia O. Parr            Vice President                               None
Dale M. Pelletier          Vice President                               None
Samuel W. Perry            Vice President                               None
Jennifer H. Peterson       Assistant Vice President                     None
Kate Peterson              Assistant Vice President                     None
John G. Phoenix            Vice President                               None
Joseph Phoenix             Senior Vice President                        None
Keith Plapinger            Vice President                               None
Jeffrey P. Pollock         Vice President                               None
Margaret J. Portorski      Assitant Vice President                      None
Douglas H. Powell          Vice President                               None
Howard B. Present          Senior Vice President                        None
Jane E. Price              Assistant Vice President                     None
Scott M. Pulkrabek         Vice President                               None
George Putnam              Director                             Chairman & President
Kimberly Raynor            Vice President                               None
W. Frank Richardson        Vice President                               None
George A. Rio              Senior Vice President                        None
Kris Rodammer              Vice President                               None
Debra V. Rothman           Vice President                               None
Robert B. Rowe             Vice President                               None
Kevin A. Rowell            Senior Vice President                        None
Charles A. Ruys de Perez   Senior Vice President                        None
Deborah A. Ryan            Vice President                               None
Catherine A. Saunders      Senior Vice President                        None
Robbin L. Saunders         Vice President                               None
Karl W. Saur               Vice President                               None
Michael Scanlon            Vice President                               None
Shannon D. Schofield       Vice President                               None
Mitchell D. Schultz        Managing Director                            None
Curt A. Schultzberg        Assistant Vice President                     None
Christine A. Scordato      Senior Vice President                        None
Joseph W. Scott            Assistant Vice President                     None
Elizabeth R. Segers        Senior Vice President                        None
John B. Shamburg           Vice President                               None
Kathleen G. Sharpless      Managing Director                            None
Terence B. Shea            Assistant Vice President                     None
William N. Shiebler        Director and President                  Vice President
Robert J. Shull, II        Vice President                               None
Gordon H. Silver           Senior Managing Director                Vice President
John Skistimas, Jr.        Assistant Vice President                     None
Stuart C. Smith            Assistant Vice President                     None
Peter J. Southard          Vice President                               None
Steven Spiegel             Senior Managing Director                     None
Nicholas T. Stanojev       Senior Vice President                        None
Paul R. Stickney           Vice President                               None
J. Bradely Stillwagon      Vice President                               None
Casey Strumpf              Senior Vice President                        None
Brian L. Sullivan          Senior Vice President                        None
Elaine M. Sullivan         Vice President                               None
Guy Sullivan               Senior Vice President                        None
Kevin J. Sullivan          Vice President                               None
Maryann Sullivan           Assistant Vice President                     None
Moira Sullivan             Vice President                               None
George C. Sutherland       Vice President                               None
Maureen C. Tallon          Vice President                               None
B. Iris Tanner             Assistant Vice President                     None
April M. Tavares           Assistant Vice President                     None
David S. Taylor            Vice President                               None
John R. Telling            Vice President                               None
Cynthia Tercha             Vice President                               None
Tracy A. Thomas            Assistant Vice President                     None
Richard B. Tibbetts        Senior Vice President                        None
Patrice M. Tirado          Vice President                               None
Janet E. Tosi              Vice President                               None
Bonnie L. Troped           Vice President                               None
Christine M. Twigg         Assistant Vice President                     None
Douglas J. Vander Linde    Senior Vice President                        None
John R. Verani             Senior Vice President                   Vice President
Rajeshiri Vora             Vice President                               None
Mitchell J. Waters         Vice President                               None
Karen Waystack             Assistant Vice President                     None
Dierdre West-Smith         Assistant Vice President                     None
Brian Whalen               Vice President                               None
Edward F. Whalen           Senior Vice President                        None
Peter R. Wheeler           Senior Vice President                        None
J. Gregg Whitaker          Vice President                               None
J. Bennett White           Vice President                               None
Robert A. Williams         Vice President                               None
Leigh T. Williamson        Vice President                               None
Jane Wolfson               Senior Vice President                        None
Benjamin I. Woloshin       Vice President                               None
William H. Woolverton      Managing Director                            None
Michael P. Zeller          Vice President                               None
Laura J. Zografos          Vice President                               None



Item 30.  Location of Accounts and Records

    Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrants' Clerk, Beverly Marcus; Registrants' investment adviser, Putnam Investment Management, Inc.; Registrants' principal underwriter, Putnam Mutual Funds Corp.; Registrants' custodian, Putnam Fiduciary Trust Company ("PFTC"); and Registrants' transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.

Item 31.  Management Services

         None.

Item 32.  Undertakings

    Each Registrant undertakes to furnish to each person to whom a prospectus of that Registrant is delivered a copy of that Registrant's latest annual report to shareholders, upon request and without charge.

                    CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting
parts of this Post-Effective Amendment No.    28 and 12     to
the Registration    Statements     on Form N-1A (File No. 2-55091
   and 33-15238, respectively,) of     Putnam Money Market Fund
   and Putnam Tax Exempt Money Market Fund, respectively    ,
(the "Registration    Statements")     of our report dated
November    7, 1997    , relating to the financial statements and
financial highlights appearing in the September 30,    1997
Annual Report of Putnam Money Market Fund, which financial statements and financial highlights are also incorporated by
reference into the Registration    Statements    .  We also
consent to the references to us under the heading "Independent Accountants and Financial Statements" in such Statement of Additional Information and under the heading "Financial
   Highlights    " in such Prospectuses.


PRICE WATERHOUSE LLP
Boston, Massachusetts
January 28,    1998

                    CONSENT OF INDEPENDENT ACCOUNTANTS
                  FOR PUTNAM TAX EXEMPT MONEY MARKET FUND

    We consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting
parts of Post-Effective Amendment No.    12     to the
Registration Statement of Putnam Tax Exempt Money Market Fund on
Form N-1A (File No. 33-15238    )     of our report dated
November    11, 1997,     on our audit of the financial
statements and financial highlights of the Fund, which report is included in the Annual Report for Putnam Tax Exempt Money Market
Fund for the year ended September 30,    1997    , which is
incorporated by reference in the Registration Statement.

    We also consent to the reference to our firm under the caption "Independent Accountants and Financial Statements" in the Statement of Additional Information and under the heading
"Financial highlights" in such Prospectus.



                              COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
January    23, 1998

NOTICE


    A copy of the Agreements and Declarations of Trust of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of each Registrant by an officer of each Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrants.

                             POWER OF ATTORNEY

    I, the undersigned Trustee of Putnam    Balanced
Retirement     Fund, hereby severally constitute and appoint
George Putnam, Charles E. Porter, Gordon H. Silver, Edward A. Benjamin, Timothy W. Diggins and John W. Gerstmayr, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A
of Putnam    Balanced Retirement     Fund and any and all
amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

    WITNESS my hand and seal on the date set forth below.

Signature                         Title          Date

/s/    W. Thomas Stephens
---------------------             Trustee        October    3,
1997
   W. Thomas Stephens

                             POWER OF ATTORNEY

    I, the undersigned Trustee of Putnam    Balanced
Retirement     Fund, hereby severally constitute and appoint
George Putnam, Charles E. Porter, Gordon H. Silver, Edward A. Benjamin, Timothy W. Diggins and John W. Gerstmayr, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A
of Putnam    Balanced Retirement     Fund and any and all
amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

    WITNESS my hand and seal on the date set forth below.

Signature                         Title          Date

/s/    John H. Mullin, III
   ---------------------          Trustee        November 6,
1997
   John H. Mullin, III

                             POWER OF ATTORNEY

    I, the undersigned Trustee of Putnam Balanced Retirement Fund, hereby severally constitute and appoint George Putnam, Charles E. Porter, Gordon H. Silver, Edward A. Benjamin, Timothy
W. Diggins and John W. Gerstmayr, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A of Putnam Balanced Retirement Fund and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

    WITNESS my hand and seal on the date set forth below.

Signature                         Title          Date

/s/ Paul L. Joskow
---------------------             Trustee        November 6, 1997
Paul L. Joskow

                                SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrants certify that they meet all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this Amendment to their Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Boston,
and The Commonwealth of Massachusetts, on the    28th     day of
January,    1998    .


                     PUTNAM MONEY MARKET FUND
                     PUTNAM TAX EXEMPT MONEY MARKET FUND

                     By:  Gordon H. Silver, Vice President

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statements of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund have been signed below by the following persons in the capacities and on the dates indicated:

Signature                   Title

George Putnam               President and Chairman of the Board;
                            Principal Executive Officer; Trustee

John D. Hughes              Senior Vice President; Treasurer and
                            Principal Financial Officer

Paul G. Bucuvalas           Assistant Treasurer and Principal
                            Accounting Officer

Jameson A. Baxter           Trustee

Hans H. Estin               Trustee

John A. Hill                Trustee

Ronald J. Jackson           Trustee

   Paul L. Joskow           Trustee

Elizabeth T. Kennan         Trustee

Lawrence J. Lasser          Trustee

   John H. Mullin, III      Trustee

Robert E. Patterson         Trustee

Donald S. Perkins           Trustee

William F. Pounds           Trustee

George Putnam, III          Trustee

A.J.C. Smith                Trustee

   W. Thomas Stephens       Trustee

W. Nicholas Thorndike       Trustee

                            By:  Gordon H. Silver,
                                 as Attorney-in-Fact
                                 January    28th, 1998